Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus supplement shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any State.

                 SUBJECT TO COMPLETION, DATED ____________, 1998

                              PROSPECTUS SUPPLEMENT
                          (To Prospectus dated   , 19 )

                              $       (Approximate)
                       Asset Backed Securities Corporation
                                    Depositor
         Conduit Mortgage Pass-Through Certificates, Series , [Class A]
                          Adjustable Pass-Through Rate
                               [ Master Servicer ]

     The Conduit Mortgage Pass-Through Certificates, Series will be comprised of Class A Certificates and [one] [two] subclass[es] [(not offered hereby)] of Class B Certificates (collectively, the "Certificates"). The Certificates, will represent interests in the Master Trust Fund which will hold an interest in a pool (the "Mortgage Pool") of adjustable rate, [conventional] mortgage loans secured by [first mortgages or deeds of trust] [liens] on [one-to-four-unit residential properties] [cooperative loans evidenced by promissory notes secured by a lien on shares in cooperative housing corporations and on the related proprietary leases] (the "Mortgage Loans") [originated] [acquired] by ___________ ("Master Servicer"), and certain other property held in trust for the benefit of the Certificateholders. [ ] will act as Master Servicer.

                                                        (Continued on next page)

     See "Risk Factors" beginning on p. S-9 herein and on p.14 of the Prospectus for a discussion of certain factors that potential investors should consider in determining whether to invest in the Certificates.

     Prospective investors should consider the limitations discussed under "ERISA Considerations" herein and in the accompanying Prospectus.

     There is currently no secondary market for the Class A Certificates. There can be no assurance that a secondary market for the Class A Certificates will develop or, if it does develop, that it will continue.

     An election will be made to treat the assets of the Subsidiary Trust Fund (as defined herein) as a real estate mortgage investment conduit ("REMIC") for purposes of federal income taxation (the "Subsidiary REMIC"). An election will also be made to treat the assets represented by the "regular interests" in the Subsidiary REMIC constituting a separate trust fund (the "Master Trust Fund") as a separate REMIC (the "Master REMIC"). See "Certain Federal Income Tax Consequences" herein.

     THE CERTIFICATES DO NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN ASSET BACKED SECURITIES CORPORATION, [THE MASTER SERVICER] OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
          ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     [The Certificates will initially be delivered by the Depositor to in exchange for the Mortgage Loans to be deposited by the Depositor into the
Subsidiary Trust Fund. The Class A Certificates may be sold or pledged by     ,
directly or through one or more underwriters, from time to time at varying prices to be determined at the time of such sale or pledge.] [The Underwriter[s] propose[s] to offer the Class A Certificates from time to time for sale in negotiated transactions or otherwise, at prices determined at the time of sale.] See "Plan of Distribution" herein. Expenses attributable to issuance of the Class A Certificates, estimated to be approximately $ will be paid by [the Master Servicer] [the Depositor]. [The Depositor] will be paid a fee by of $ in connection with the transaction.

     [The Class A Certificates are offered by the [several] Underwriter[s] when, as and if issued and accepted by the Underwriter[s] and subject to [its] [their] right to reject orders in whole or in part. It is expected that the Class A Certificates, in definitive fully registered form, will be delivered to the offices of Credit Suisse First Boston Corporation, New York, New York, on or
about     , 199 .]

     The Certificates, when, as and if issued by the Depositor, are expected to
be available for delivery in New York, New York on or about     , 199 .

                           Credit Suisse First Boston
                The Date of this Prospectus Supplement is    , 19 .

(Continued from prior page)

     The Class A Certificates will evidence an initial interest of approximately % in the Mortgage Loans. The remaining interest in the Mortgage Loans will be evidenced by the Class B Certificates, which are subordinate to the Certificates to the extent described herein and in the Prospectus. See "Description of the Certificates--Distributions" and "--Subordination of the Class B Certificates; Shifting Interest Credit Enhancement" herein and "Credit Support--Subordinated Certificates" in the Prospectus.

     Principal and interest on the Certificates are distributable on the [25th] day of each month (or, if such 25th day is not a business day, the next succeeding business day) commencing (each, a "Distribution Date"). After an initial period, the Mortgage Rate on each Mortgage Loan will adjust [semi-annually] to a rate equal to the Index (as defined below) plus the fixed percentage applicable to such Mortgage Loan (the "Gross Margin"), subject to the interest rate limitations applicable to the Mortgage Loans and the other provisions set forth herein. The Class A Certificateholders will be entitled to receive interest on the Class A Principal Balance (as defined herein) at the Pass-Through Rate. The Pass-Through Rate will equal the weighted average of the Subsidiary Pass-Through Rates. The initial Pass-Through Rate is approximately %. The Subsidiary Pass-Through Rate with respect to each Mortgage Loan prior to its first Adjustment Date (as defined herein) will equal the Mortgage Rate less . On and after its first Adjustment Date, the Subsidiary Pass-Through Rate with respect to each Mortgage Loan will equal the [description of index, e.g. monthly weighted average cost of funds for member institutions of the 11th District of the Federal Home Loan Bank System, as published by the Federal Home Loan Bank of San Francisco] (the "Index") plus basis points (the "Pass-Through Margin") but not more than the lesser of the Periodic Mortgage Rate Cap (as defined herein) less the Servicing Fee Rate, or the Maximum Subsidiary Pass-Through Rate (as defined herein).

     THIS PROSPECTUS SUPPLEMENT DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE CERTIFICATES OFFERED HEREBY. ADDITIONAL INFORMATION IS CONTAINED IN THE PROSPECTUS, AND PURCHASERS ARE URGED TO READ BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IN FULL. SALES OF THE CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

     [UNTIL    , ALL DEALERS EFFECTING TRANSACTIONS IN THE CLASS A CERTIFICATES,
WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND A PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITER AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.]

     [IF AND TO THE EXTENT REQUIRED BY APPLICABLE LAW OR REGULATION, THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS WILL ALSO BE USED BY THE UNDERWRITER AFTER THE COMPLETION OF THE OFFERING IN CONNECTION WITH OFFERS AND SALES RELATED TO MARKET-MAKING TRANSACTIONS IN THE CERTIFICATES OFFERED HEREBY IN WHICH THE UNDERWRITER ACTS AS PRINCIPAL. THE UNDERWRITER MAY ALSO ACT AS AGENT IN SUCH TRANSACTIONS. SALES WILL BE MADE AT NEGOTIATED PRICES DETERMINED AT THE TIME OF SALE.]

                              AVAILABLE INFORMATION

     The Master Trust Fund will be subject to the information requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith, the Depositor, on behalf of the Master Trust Fund, will file periodic reports and other information with the Securities and Exchange Commission (the "Commission"). Such reports will not contain audited financial information with respect to the Master Trust Fund. Such reports and other information filed by the Depositor on behalf of the Master Trust Fund can be inspected and copied at the Public Reference Room of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C., and at the Commission's regional offices at Seven World Trade Center, Suite 1300, New York, New York 10048; and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials can be obtained at prescribed rates from the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of such site is (http://www.sec.gov).

                          REPORTS TO CERTIFICATEHOLDERS

     Monthly and annual unaudited reports containing information concerning the Mortgage Loans will be prepared by the Master Servicer and sent on behalf of the Trust to each registered holder of the Certificates. See "Description of the Certificates - Reports to Certificateholders" in the Prospectus.

                                SUMMARY OF TERMS

     This summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and the accompanying Prospectus. An "Index of Terms" is included at the end of this Prospectus Supplement. Capitalized terms used in this Prospectus Supplement and not defined shall have the meanings ascribed thereto in the Prospectus. References to percentages of the Mortgage Loans or to the principal balance of the Mortgage Loans in this Prospectus Supplement are to percentages (except as otherwise indicated) by aggregate principal balance as of the Cutoff Date.

Securities Offered..................   $___________ Conduit Mortgage
                                       Pass-Through Certificates, Series____,
                                       [Class A,] Adjustable Pass-Through Rate
                                       (the "Class A Certificates").

Depositor...........................   Asset Backed Securities Corporation, a
                                       Delaware corporation (the "Depositor")

Seller..............................   [                 ]

Master Servicer.....................   _____________, a __________ corporation
                                       (the "Master Servicer").

Cut-off Date........................

Delivery Date.......................   On or about           .

Description of the
   Certificates.....................   Two Classes of Certificates evidencing
                                       fractional interests in a trust fund
                                       (the "Master Trust Fund") consisting of
                                       the Subsidiary Regular Interests (as
                                       defined herein) which in the aggregate
                                       generally represent an interest in (i)
                                       all amounts distributable with respect
                                       to the Mortgage Loans, (ii) amounts
                                       held in the Certificate Account, (iii)
                                       any property which secured a Mortgage
                                       Loan and is acquired by foreclosure or
                                       deed in lieu of foreclosure, and (iv)
                                       certain other related property, as more
                                       fully described herein and in the
                                       Prospectus. The Class A Certificates
                                       initially evidence in the aggregate an
                                       interest in the Mortgage Loans (the
                                       "Class A Percentage") of approximately
                                           %. The remaining interest in the
                                       Mortgage Loans will be represented by
                                       the Class B Certificates, [which will
                                       consist of two subclasses, Class B-1
                                       (the "Class B-1 Certificates") and
                                       Class B-2 (the "Class B-2
                                       Certificates"); and, collectively,] the
                                       "Class B Certificates"). [The Class B-1
                                       Certificates will initially evidence an
                                       approximate % interest in the Mortgage
                                       Loans ("the Class B-1 Percentage") and
                                       the Class B-2 Certificates will
                                       initially evidence an approximate ___%
                                       interest in the Mortgage Loans (the
                                       "Class B-2 Percentage") (collectively,]
                                       [the "Subordinate Percentage"). The
                                       Class B Certificates will be
                                       subordinated in certain respects to the
                                       Class A Certificates, as more fully
                                       described herein. The Class A
                                       Percentage, [and] the Class B[-1
                                       Percentage and the Class B-2]
                                       Percentage will vary, as described
                                       herein.

                                       The Class A Certificates and the Class
                                       B Certificates are collectively
                                       referred to herein as the
                                       "Certificates". The Class A
                                       Certificates represent the Senior
                                       Certificates and the Class B
                                       Certificates represent the Subordinate
                                       Certificates, both as described in the
                                       accompanying Prospectus. Only the Class
                                       A Certificates are being offered
                                       hereby.

Record Date.........................   [With respect to each Distribution Date,
                                       the last business day of the month
                                       preceding the month in which such
                                       Distribution Date occurs.]

Distribution Date...................   [The ____ day of each month, or, if such
                                       day is not a business day, the next
                                       succeeding business day.]

Interest Accrual Period.............   [With respect to any Distribution Date,
                                       the calendar month preceding the month
                                       in which such Distribution Date occurs.
                                       Interest for each Interest Accrual
                                       Period is calculated based on a 360-day
                                       year comprised of twelve 30-day
                                       months.]

Collection Period...................   [With respect to a Distribution Date, the
                                       period beginning on the day after the
                                       Due Date in the month preceding the
                                       month in which such Distribution Date
                                       occurs and ending on the Due Date in
                                       the month in which such Distribution
                                       Date occurs.]

Due Date............................   [With respect to any Distribution Date
                                       and/or any Mortgage Loan, as the case
                                       may be, the first day of the month in
                                       which such Distribution Date occurs, or
                                       if such first day is not a business
                                       day, the business day immediately
                                       following such first day.]

Final Scheduled
  Distribution Date.................   [    ]. The Final Scheduled Distribution
                                       Date has been determined to be the
                                       Distribution Date succeeding the latest
                                       maturity date of any Mortgage Loan in
                                       the Mortgage Pool.

The Index...........................   [Description e.g., the monthly weighted
                                       average cost of funds for member
                                       institutions of the 11th District of
                                       the Federal Home Loan Bank System as
                                       published by the Federal Home Loan Bank
                                       of San Francisco. The Index published
                                       in December, 1988 (reflecting the
                                       related weighted average cost of funds
                                       for November 1988) was %        .]

Principal (including
   (Prepayments)....................   Passed through monthly on the
                                       Distribution Date commencing          .
                                       On each Distribution Date the Class A
                                       Certificateholders are entitled to
                                       receive as payments of principal, in
                                       addition to the Class A Percentage of
                                       all scheduled payments on account of
                                       principal, the Class A Prepayment
                                       Percentage (as defined herein) of both
                                       principal prepayments in part and
                                       principal prepayments in full received
                                       by the Master Servicer with respect to
                                       such Mortgage Loans during the
                                       preceding calendar month ("Principal
                                       Prepayments"). See "Description of the
                                       Certificates --Subordination of the
                                       Class B Certificates; Shifting Interest
                                       Credit Enhancement" herein. The rate of
                                       distribution of principal of the
                                       Certificates will depend on the rate of
                                       payment of principal of the Mortgage
                                       Loans which, in turn, will depend on
                                       the characteristics of the Mortgage
                                       Loans, the level of prevailing interest
                                       rates and other economic, geographic
                                       and social factors. No assurance can be
                                       given as to the actual payment
                                       experience of the Mortgage Loans. The
                                       Class B-2 Certificates are the
                                       residuals and they get principal

Interest............................   Interest accrued on each Mortgage Loan
                                       will be passed through to
                                       Certificateholders on the Distribution
                                       Date occurring in the month in which
                                       the Due Date occurs, commencing
                                       _______________, at the Pass-Through
                                       Rate. The Pass-Through Rate will equal
                                       the weighted average of the Subsidiary
                                       Pass-Through Rates. The initial
                                       Pass-Through Rate is equal to
                                       approximately __% per annum. Prior to
                                       the first Adjustment Date (as defined
                                       below) after the Cut-off Date for each
                                       Mortgage Loan, the Subsidiary
                                       Pass-Through Rate with respect to such
                                       Mortgage Loan will equal the Mortgage
                                       Rate less ____. On and after the first
                                       Adjustment Date for a Mortgage Loan,
                                       the Subsidiary Pass-Through Rate with
                                       respect to each Mortgage Loan will
                                       equal the Index applicable to such
                                       Mortgage Loan plus basis points (the
                                       "Pass-Through Margin"), subject to the
                                       limitation that the Subsidiary
                                       Pass-Through Rate shall not exceed the
                                       lesser of the related Periodic Mortgage
                                       Rate Cap thereof, less the Servicing
                                       Fee Rate or the related Maximum
                                       Subsidiary Pass-Through Rate thereof.
                                       The Maximum Subsidiary Pass-Through
                                       Rates will range from __% to __% per
                                       annum. The Maximum Subsidiary
                                       Pass-Through Rate with respect to a
                                       particular Mortgage Loan is equal to
                                       the Maximum Mortgage Rate for such
                                       Mortgage Loan minus the Servicing Fee
                                       Rate. The weighted average Maximum
                                       Subsidiary Pass-Through Rate as of the
                                       Cut-off Date will be approximately __%
                                       per annum. Following an initial period
                                       of ___ months, during which the rate of
                                       interest on each Mortgage Loan (the
                                       "Mortgage Rate") is fixed, the Mortgage
                                       Rate on each Mortgage Loan will be
                                       adjusted [monthly] [semi-annually]
                                       [annually] on the adjustment dates
                                       (each such date, an "Adjustment Date")
                                       specified in the related mortgage note
                                       (each such note, a "Mortgage Note") to
                                       equal the sum of the Index and a fixed
                                       percentage amount (a "Gross Margin")
                                       [, subject to a semi-annual periodic
                                       mortgage rate cap (the "Periodic
                                       Mortgage Rate Cap") and a maximum rate
                                       at which interest may accrue (the
                                       "Maximum Mortgage Rate"), as described
                                       more fully herein]. Each Mortgage Loan
                                       will have been originated with an
                                       initial Mortgage Rate below the sum of
                                       the applicable Index and Gross Margin
                                       for such Mortgage Loan (the "Initial
                                       Mortgage Rate") and __% of the Mortgage
                                       Loans as of the Cut-off Date are
                                       expected to be accruing interest at
                                       their Initial Mortgage Rates.] As of
                                       the Cut-off Date, the Mortgage Loans
                                       will bear interest at Mortgage Rates
                                       which range from __% to__% per annum.
                                       The Gross Margins for the Mortgage
                                       Loans range as of the Cut-off Date from
                                       to __________basis points. The weighted
                                       average Gross Margin for the Mortgage
                                       Loans as of the Cut-off Date will be
                                       approximately basis points. [The
                                       Periodic Mortgage Rate Cap for each
                                       Mortgage Loan is the Mortgage Rate in
                                       effect immediately prior to any
                                       Adjustment Date plus or minus ______
                                       basis points. The Maximum Mortgage
                                       Rates will range from __% to __% per
                                       annum.] The weighted average Maximum
                                       Mortgage Rate as of the Cut-off Date
                                       will be __% per annum. See "Description
                                       of the Mortgage Pool and the Underlying
                                       Mortgaged Properties" herein.

                                       When a Mortgage Loan is prepaid, in whole or in part, between scheduled payment dates, the Mortgagor pays interest on the amount prepaid only to the date of prepayment and not thereafter. This generally reduces the aggregate amount of interest which would otherwise be distributed to the Class A and Class B Certificateholders. To mitigate any such reduction in yield, [amounts otherwise payable as the Servicing Fee (as defined herein) for the period during which any such Principal Prepayment was made will be reduced by] [to the extent funds that interest on the Mortgage Loans exceeds the
                                       Subsidiary Pass- Through Rate less the
                                       Servicing Fee Rate for the period
                                       during which any such prepayment is
                                       made, the Pooling and Servicing
                                       Agreement provides that] such amount,
                                       if any, as may be necessary to assure
                                       that the distributions made to the
                                       Class A and Class B Certificateholders
                                       on the related Distribution Date
                                       include an amount equal to a full
                                       month's interest with respect to each
                                       prepaid Mortgage Loan at the applicable
                                       Subsidiary Pass-Through Rate will be
                                       paid to the Master Trust Fund. See
                                       "Description of the
                                       Certificates--Distributions" herein.

The Mortgage Loans..................   The Mortgage Pool will consist of
                                       adjustable rate, [conventional]
                                       mortgage loans [originated] [acquired]
                                       by [the Master Servicer] and secured by
                                       [first mortgages or deeds of trust] on
                                       [one- to four-family residential
                                       properties.] All Mortgage Loans will
                                       have maturities of at least 15 but no
                                       more than 30 years and are secured by
                                       properties located in ___________. [All
                                       Mortgage Loans with a Loan-to-Value
                                       Ratio greater than 80% will have
                                       private mortgage insurance.] See
                                       "Description of the Mortgage Pool and
                                       Underlying Mortgage Properties" herein.

Certain Risk Factors................   For a discussion of certain risk factors
                                       that should be considered in connection
                                       with an investment in the Certificates,
                                       including those relating to [describe
                                       risk factors specific to transaction],
                                       see "Risk Factors" herein.

Subordination of the Class B
  Certificates; Shifting Interest
  Credit Enhancement................   The rights of the Class B
                                       Certificateholders to receive
                                       distributions with respect to the
                                       Mortgage Loans are subordinated to such
                                       rights of the Class A
                                       Certificateholders to the extent of the
                                       Subordinated Amount described below.
                                       This subordination feature is intended
                                       to enhance the likelihood of regular
                                       receipt by the holders of the Class A
                                       Certificates of the full amount of the
                                       scheduled monthly payments of principal
                                       and interest due them with respect to
                                       the Mortgage Loans and to protect the
                                       Class A Certificateholders against
                                       losses.

                                       As of each Determination Date, the
                                       Subordinated Amount will equal the
                                       Class B Principal Balance (as defined
                                       herein) on such date reduced by the
                                       excess of Aggregate Losses (as defined
                                       herein) over cumulative Realized Losses
                                       (as defined herein) borne by the Class
                                       B Certificateholders as of such date,
                                       if any. This subordination feature is
                                       intended to enhance the likelihood of
                                       regular receipt by the holders of the
                                       Class A Certificates of the full amount
                                       of the scheduled monthly payments of
                                       principal and interest due them with
                                       respect to the Mortgage Loans and to
                                       protect the Class A Certificateholders
                                       against losses. However, in certain
                                       circumstances, the Subordinated Amount
                                       could be depleted and payment
                                       deficiencies could result. If, on any
                                       Distribution Date when the Subordinated
                                       Amount is greater than zero, the
                                       aggregate amount of payments received
                                       from the Mortgagors on the Mortgage
                                       Loans and any Advances (as defined
                                       herein) do not provide sufficient funds
                                       to make full distributions to the Class
                                       A Certificateholders, the amount of the
                                       payment deficiency, plus interest
                                       thereon at the applicable Subsidiary
                                       Pass-Through Rate, to the extent of the
                                       Subordinated Amount, will be added to
                                       the amount
                                       such Class A Certificateholders are
                                       entitled to receive on the next
                                       Distribution Date. The extent to which
                                       the Class A Certificateholders and the
                                       Class B Certificateholders bear
                                       Realized Losses, and, in addition,
                                       Special Hazard Realized Losses, is
                                       described herein. See "Description of
                                       the Certificates--Subordination of the
                                       Class B Certificates; Shifting Interest
                                       Credit Enhancement" herein.

                                       The protection afforded to the holders of the Class A Certificates will be effected (i) by the preferential right of such holders to receive the amounts of principal and interest otherwise distributable to the Class B
                                       Certificateholders on each Distribution
                                       Date with respect to the Mortgage Loans
                                       out of available funds on deposit on
                                       such date in the Certificate Account,
                                       and (ii) by distributing to the Class A
                                       Certificateholders a disproportionately
                                       greater percentage (the "Class A
                                       Prepayment Percentage") of Principal
                                       Prepayments (as hereinafter defined)
                                       and other payments with respect to the
                                       Mortgage Loans. The Class A Prepayment
                                       Percentage will decline from 100% after
                                       _________________ provided certain
                                       criteria respecting the Mortgage Pool
                                       are met. See "Description of the
                                       Certificates--Subordination of the
                                       Class B Certificates; Shifting Interest
                                       Credit Enhancement" herein.

Servicing Fee.......................   ____________________ will act as Master
                                       Servicer of the Mortgage Loans [and
                                       will enter into a Servicing Agreement
                                       on the Delivery Date pursuant to which
                                       will subservice the Mortgage Loans].
                                                will receive a servicing fee
                                       (the "Servicing Fee") as compensation
                                       for its services which is calculated
                                       monthly and equals a fixed percentage
                                       on the principal balance of each
                                       Mortgage Loan (the "Servicing Fee
                                       Rate"). The Servicing Fee Rate equals
                                       basis points. See "Description of the
                                       Mortgage Pool and Underlying Mortgaged
                                       Properties--Servicing and
                                       Sub-Servicing" and "Description of the
                                       Certificates--Servicing Compensation
                                       and Payment of Expenses" herein.

Advances............................   The Master Servicer will be obligated to
                                       advance cash (the "Advances") to the
                                       Subsidiary Trust Fund for distribution
                                       in an amount equal to delinquent
                                       installments of principal and interest
                                       to the extent that the Master Servicer
                                       determines such Advances will be
                                       recoverable from future payments and
                                       collections on the Mortgage Loans or
                                       otherwise. See "Description of the
                                       Certificates--Advances" in the
                                       Prospectus.

Denominations.......................   The minimum denomination of a Class A
                                       Certificate (a "Single Certificate")
                                       will initially represent $       of the
                                       Cut-off Date Principal Balance,
                                       provided that one Certificate may be
                                       issued in such lesser amount as is
                                       required so that the Class A
                                       Certificateholders in the aggregate
                                       equal the Class A Principal Balance (as
                                       defined herein).

Optional Termination................   The holder of the Subsidiary Residual
                                       Interest (as defined below) has the
                                       option to purchase all of the Mortgage
                                       Loans in the Subsidiary Trust Fund, and
                                       thereby effect termination of the
                                       Subsidiary Trust Fund and the Master
                                       Trust Fund, on any Distribution Date on
                                       which the aggregate principal balance
                                       of the Mortgage Loans remaining in the
                                       Subsidiary Trust Fund is less than % of
                                       the Cut-off Date Principal Balance.
                                       Additionally, subject to the foregoing
                                       limitation, the holder of the Class
                                       B[-2] Certificate has the option to
                                       purchase all the Subsidiary Regular
                                       Interests (as defined herein) in the
                                       Master Trust

                                       Fund. Either of the above purchases
                                       would effect early retirement of the
                                       Class A and Class B Certificates. See
                                       "Description of the
                                       Certificates--Optional Termination"
                                       herein and "Description of the
                                       Certificates--Termination" in the
                                       Prospectus.

Trustee.............................                         (the "Trustee").
                                       See "Description of the Certificates -
                                       The Trustee" herein.

Certificate Rating..................   It is a condition of issuance that the
                                       Class A Certificates be rated at least
                                       "______" by _____________ . A security
                                       rating is not a recommendation to buy,
                                       sell or hold securities and may be
                                       subject to revision or withdrawal at
                                       any time by the assigning rating
                                       organization. A security rating does
                                       not address the frequency of
                                       prepayments or the possibility that
                                       Certificateholders might suffer a lower
                                       than anticipated yield. A security
                                       rating also does not represent any
                                       assessment of the yield to maturity
                                       that investors may experience. See
                                       "Risk Factors" herein and in the
                                       Prospectus, "Rating" herein, "Yield and
                                       Prepayment Considerations" herein and
                                       "Yield Considerations" in the
                                       Prospectus.

Legal Investment....................   The Class A Certificates constitute
                                       "mortgage-related securities" for
                                       purposes of the Secondary Mortgage
                                       Market Enhancement Act of 1984 (the
                                       "Enhancement Act") for so long as they
                                       are rated as described herein, and, as
                                       such, are legal investments for certain
                                       entities to the extent provided in the
                                       Enhancement Act. See "Legal Investment"
                                       herein and in the Prospectus.

ERISA Considerations................   See "ERISA Considerations" herein and in
                                       the Prospectus.

Tax Aspects.........................   An election will be made to treat the
                                       assets of the Subsidiary Trust Fund as
                                       a REMIC (the "Subsidiary REMIC") for
                                       federal income tax purposes. The [list
                                       Subsidiary Regular interests] (the
                                       "Subsidiary Regular Interests") will be
                                       regular interests in the Subsidiary
                                       REMIC and the [name class] will be
                                       designated as the residual interests
                                       (the "Subsidiary Residual Interest") in
                                       the Subsidiary REMIC. The Subsidiary
                                       Regular Interests will be the assets of
                                       the Master Trust Fund and an election
                                       will be made to treat such assets of
                                       the Master Trust Fund as a REMIC (the
                                       "Master REMIC"). The Class A
                                       Certificates [and Class B-1
                                       Certificates] will be regular interests
                                       in the Master REMIC. The Class B[-2]
                                       Certificate will be designated as the
                                       residual interest in the Master REMIC.
                                       [The Certificates other than the [Class
                                       B[-2] Certificate] (the "Regular
                                       Certificates") will be treated as
                                       regular interests in the REMIC and
                                       generally will be treated as debt
                                       instruments issued by the REMIC for
                                       federal income tax purposes. Certain
                                       Classes of the Regular Certificates may
                                       be issued with original issue discount.
                                       The prepayment assumption that will be
                                       used in determining the rate of accrual
                                       of any original issue discount on the
                                       Regular Certificates for federal income
                                       tax purposes (and whether such original
                                       issue discount is de minimis), and that
                                       may be used by a holder of a Regular
                                       Certificate to amortize premium, will
                                       be [ ]% of the Prepayment Assumption.
                                       No representation is made that the
                                       Mortgage Loans will prepay at such rate
                                       or at any other rate. [The holder of
                                       the Class B[-2] Certificate will be
                                       subject to special federal income tax
                                       rules that may significantly reduce the
                                       after-tax yield of such Certificate.
                                       Further, significant restrictions apply
                                       to the transfer
                                       of the Class B[-2] Certificate.] See
                                       "Certain Federal Income Tax
                                       Consequences" [herein and] in the
                                       Prospectus.]

                                  RISK FACTORS

General

     The rate of distributions in reduction of the principal balance of any Subclass or Class of Certificates, the aggregate amount of distributions of principal and interest on any Subclass or Class of Certificates and the yield to maturity of any Subclass or Class of Certificates will be directly related to the rate of payments of principal on the Mortgage Loans in the Subsidiary Trust Fund and the amount and timing of Mortgagor defaults resulting in Realized Losses. The rate of principal payments on the Mortgage Loans will, in turn, be affected by the amortization schedules of the Mortgage Loans, the rate of principal prepayments (including partial prepayments and those resulting from refinancing) thereon by Mortgagors, liquidations of defaulted Mortgage Loans, repurchases by the Depositor, the Master Servicer or any Unaffiliated Seller of Mortgage Loans as a result of certain breaches of representations and warranties and optional purchase by the holder of the Subsidiary Residual Interest of all of the Mortgage Loans or Subsidiary Regular Interests in connection with the termination of the Subsidiary Trust Fund and the Master Trust Fund. See "Description of the Certificates - Termination; Repurchase of Mortgage Loans" herein and "The Trust Fund-Mortgage Loan Program-Representations by Unaffiliated Sellers; Repurchases" and "Description of the Certificates-Assignment of Mortgage Loans; and - Termination" in the Prospectus. Mortgagors are permitted to prepay the Mortgage Loans, in whole or in part, at any time without penalty.

     The rate of payments (including prepayments) on pools of mortgage loans is influenced by a variety of economic, geographic, social and other factors. If prevailing rates for similar mortgage loans fall below the Mortgage Rates on the Mortgage Loans, the rate of prepayment would generally be expected to increase. Conversely, if interest rates on similar mortgage loans rise above the Mortgage Rates on the Mortgage Loans, the rate of prepayment would generally be expected to decrease.

     An investor that purchases any Certificates at a discount should consider the risk that a slower than anticipated rate of principal payments on the Mortgage Loans will result in an actual yield that is lower than such investor's expected yield. An investor that purchases any Certificates at a premium should consider the risk that a faster than anticipated rate of principal payments on the Mortgage Loans will result in an actual yield that is lower than such investor's expected yield.

     [Additional risk factors will be added, as appropriate, including, without limitation, (i) if an Interest Weighted Class of Certificates or a Principal Weighted Class of Certificates is being offered, a discussion of the risks associated with such Class, including any disproportionate share of credit or prepayment risks that such Class will bear, (ii) a discussion of the concentration of credit risk, if any, with respect to the Mortgage Loans due to, among other things (w) a concentration of Mortgage Loans originated by one or a few dealers, (x) a single mortgagor or lessee or cross-default, cross-collateralization or similar provisions, (y) a concentration of properties with brief or financially troubled operating histories or (z) a concentration of properties within a state (or region of a state) and (iii) a discussion of the basis risk associated with a Class of Certificate.]

                        DESCRIPTION OF THE MORTGAGE POOL
                   AND THE UNDERLYING MORTGAGED PROPERTIES(1)

General

     The Mortgage Pool consists of all of the ownership interest held by the Subsidiary Trust Fund in Mortgage Loans evidenced by adjustable rate promissory notes (the "Mortgage Notes") having an aggregate principal balance at the Cut-off Date of $_______________ . The Mortgage Notes are secured by first trust deeds or mortgages on properties consisting primarily of detached single family residential properties with the remaining properties consisting of units of FNMA or FHLMC eligible condominiums and units in planned unit developments (the "Mortgaged Properties"). All of the Mortgage Loans were originated by _________________. All of the Mortgage Loans were originated under one of two origination programs, one of which is a limited documentation program that relies primarily upon appraisals and credit reports and the other of which generally conform to FNMA and FHLMC underwriting guidelines. The Mortgage Loans have the additional characteristics described below and in the Prospectus. See "The Mortgage Pools" in the Prospectus.

     The Depositor will purchase the Mortgage Loans from __________ and will cause such Mortgage Loans to be assigned to the Trustee. See "The Trust Fund--Mortgage Loan Program" in the Prospectus. _________________ will act as the master servicer (the "Master Servicer") for the Mortgage Loans pursuant to the Standard Terms and Provisions of Pooling and Servicing and Reference Agreement, dated as of (the "Pooling and Servicing Agreement"), among the Depositor, the Master Servicer and __________________, as trustee (the "Trustee"). The Mortgage Loans will be serviced by the Servicer pursuant to a Servicing Agreement with the Master Servicer, and the Servicer will receive a fee for such services specified in such Servicing Agreement; provided, however, that the Master Servicer will remain liable for its servicing obligations under the Pooling and Servicing Agreement as if the Master Servicer alone were servicing such Mortgage Loans. See "The Trust Fund--The Mortgage Pools" in the Prospectus and "--Servicing and Sub-Servicing" herein.

           Each Mortgage Loan has a Mortgage Rate subject to [monthly] [semi-annual] [annual] adjustment on the first day of the month specified in the related Mortgage Note and on the first day of every month thereafter (each such date, an "Adjustment Date"), equal to the sum of (i) the Index as most recently [made available by the Federal Home Loan Bank of San Francisco (the "FHLB")] on the day days, as specified for the particular Mortgage Note, prior to the Adjustment Date and (ii) the applicable Gross Margin[; provided, however, that any increase or decrease on any Adjustment Date will be limited by the Periodic Mortgage Rate Cap, and in no-event will the Mortgage Rate be greater than the Maximum Mortgage Rate]. The Index applicable on a Rate Adjustment Date is the Index available days prior to the Adjustment Date. Effective with the first payment due on a Mortgage Loan after each related Adjustment Date, the monthly payment will be adjusted to an amount which will fully amortize the outstanding principal balance of the Mortgage Loan in substantially equal payments over its remaining term, and pay interest at the Mortgage Rate as so

--------

(1) The description in this Prospectus Supplement of the Mortgage Pool and the Mortgaged Properties is based upon the Mortgage Pool as it was constituted at the close of business on the Cut-off Date, after deducting the scheduled principal payments due on or before such date. Prior to the issuance of the Certificates, Mortgage Loans may be removed from the Mortgage Pool if, as a result of delinquencies or otherwise, the Depositor deems such removal necessary or desirable. Other Mortgage Loans may be included in the Mortgage Pool in lieu of the Mortgage Loans so replaced. In addition, under certain circumstances the Depositor or the Master Servicer may substitute Mortgage Loans for those in the Subsidiary Trust Fund. See "Description of the Certificates--Substitution of Mortgage Loans" herein and "Description of the Certificates-- Assignment of Mortgage Loans" in the Prospectus. The Depositor believes that the information set forth herein with respect to the Mortgage Pool is representative of the characteristics of such Mortgage Pool as it will be constituted at the time the Certificates are issued, although the range Mortgage Rates and maturities and certain other characteristics of the Mortgage Loans in the Mortgage Pool may vary in non-material respects from those set forth herein as a result of such deletions, repurchases or substitutions.

adjusted. [All] of the Mortgage Loans were originated with a Mortgage Rate below the sum of the applicable Index and Gross Margin (the "Initial Mortgage Rate") applicable for an initial period of months from the date of origination and __% of the Mortgage Loans as of the Cut-off Date will bear interest at their Initial Mortgage Rates. The weighted average number of months from the Cut-off Date to the first Adjustment Date for the Mortgage Loans is approximately __ months. [Due to the application of the Periodic Mortgage Rate Caps (even assuming no increase in the applicable Index from the date of origination to the Adjustment
Date) or the Maximum Mortgage Rate, the Mortgage Rate on any Mortgage Loan, as adjusted on any Adjustment Date, may be less than the sum of the then applicable Index and Gross Margin, subject to rounding.] If the Index becomes unpublished or is otherwise unavailable, the Master Servicer will select (or cause to be selected) an alternative index for Mortgage Loans based upon comparable information in compliance with applicable federal laws.

     The Mortgage Loans were originated in _________________. All of the Mortgage Loans will have [monthly] payments due on [the first day of each month] (each a "Due Date"). At origination, of the Mortgage Loans had terms to stated maturity of 30 years. The latest date on which any Mortgage Loan will mature is __________________. All Mortgage Loans had Periodic Mortgage Rate Caps equal to basis points. The Maximum Mortgage Rates range from __% to __% and the weighted average Maximum Mortgage Rate is approximately __% as of the Cut-off Date.

     [Mortgage Loans that are expected to constitute approximately __% of the Initial Principal Balance of the Mortgage Pool as of the Cut-off Date will have Mortgage Rates that will be convertible from an adjustable to a fixed Mortgage Rate at the option of the mortgagor upon certain conditions on the [when convertible] after origination of the related Mortgage Loan. In determining the fixed rate applicable to a Mortgage Loan eligible for conversion, the Master Servicer, acting on behalf of the Trustee, will _______________. To the extent the applicable rate is not available, the Master Servicer will quote a fixed rate based upon comparable information. In order to be eligible to convert the applicable Mortgage Rate on such a Mortgage Loan from an adjustable to a fixed Mortgage Rate, the mortgagor must complete and submit to the Master Servicer certain conversion documents and a loan modification agreement, pay the applicable conversion fee and not be in default under the Mortgage Note or the security documents related to such Mortgage Loan. Upon conversion, the monthly payments of principal and interest on such Mortgage Loan will be adjusted to provide for fully amortizing, level monthly payments until maturity. [Should interest rates decline so that the fixed Mortgage Rate applicable upon conversion is significantly lower than the prevailing adjustable Mortgage Rate, due to the application of Interest Rate Caps, or is significantly lower than the applicable Maximum Mortgage Rate on such Mortgage Loan, mortgagors may have a significant incentive to effect a conversion.] See "Description of the Certificates--Purchase of Converted Mortgage Loans" herein.

     The Mortgage Loans have the following characteristics (information provided as of the Cut-off Date unless otherwise indicated): *

--------
* The information presented in tabular form may be presented in paragraph form, or ranges for such information may be provided.

                          TYPES OF MORTGAGED PROPERTIES

                                                                                                                          % of
                                                                                    No.                                 Mortgage
                                                                                    of               Aggregate            Pool
                             Property Types                                        Loans              Balances           Balance
------------------------------------------------------------------------      ---------------     ----------------     -------------
Single family detached..................................................                            $                   %
Condominium.............................................................
Planned Unit Developments...............................................

           Total........................................................                            $                   100.00%
                                                                              ===============     ================     ============


                             CURRENT LOAN AMOUNTS(1)

                                                                                                                            % of
                                                                                    No.                                   Mortgage
                                                                                    of               Aggregate              Pool
                          Current Loan Amounts                                     Loans              Balances             Balance
------------------------------------------------------------------------      ---------------     ----------------     -------------
Up to $100,000..........................................................                           $                     %
$100,001-150,000........................................................
150,001-200,000.........................................................
200,001-250,000.........................................................
250,001-300,000.........................................................
300,001-350,000.........................................................
350,001-400,000.........................................................
400,001-450,000.........................................................
Over $450,001...........................................................

           Total(2).....................................................                           $                     100.00%
                                                                              ===============     ================     ============

--------
(1) The largest current loan amount is $________________ and the smallest current loan amount is $_______________.

(2) The average outstanding principal balance is $__________________________ .

                       LOAN-TO-VALUE RATIOS AT ORIGINATION

                                                                                                                            % of
                                                                                    No.                                   Mortgage
                                                                                    of               Aggregate              Pool
                          Loan-to-Value Ratios                                     Loans              Balances             Balance
------------------------------------------------------------------------      ---------------     ----------------     -------------
70.00% or less..........................................................                            $                    %
70.01% to 75.00%........................................................
75.01% to 80.00%........................................................
80.01% to 85.00%........................................................
85.01% to 90.00%........................................................

      Total(1)..........................................................                            $                    100.00%
                                                                              ===============     ================     ============

--------
(1) The weighted average loan-to-value ratios of the Mortgage Loans, based on the principal amount at origination and the principal amount as of the Cut-off Date, respectively, and the lesser of the appraised value at origination and the purchase price paid by the Mortgagor, was __% and __%, respectively.

                             CURRENT MORTGAGE RATES

                                                                                                                          % of
                                                                                     No.                                Mortgage
                                                                                      of             Aggregate            Pool
                             Mortgage Rates(1)                                      Loans             Balances           Balance
---------------------------------------------------------------------------     --------------     --------------     -------------
     .    % or less........................................................                         $                    %
     .    % or less........................................................
     .    % or less........................................................
     .    % or less........................................................

      Total(2).............................................................                                              100.00%
                                                                                ==============     ==============      ============

--------
(1) With respect to ___% of the Mortgage Pool Balance, the Mortgage Rate is the original Mortgage Rate and does not reflect application of the Index.

(2) The weighted average Mortgage Rate is approximately ___% per annum.

                           MORTGAGE LOAN GROSS MARGINS

                                                                                                                            % of
                                                                                    No.                                   Mortgage
                                                                                    of               Aggregate              Pool
                             Gross Margins                                         Loans              Balances             Balance
------------------------------------------------------------------------      ---------------     ----------------     -------------
      %..................................................................                           $                    %
       .................................................................
       .................................................................
       .................................................................
       .................................................................

      Total(1)..........................................................                            $                    100.00%
                                                                              ===============     ================     ============

--------
(1)   The weighted average Gross Margin is approximately            per annum.

                    MONTH IN WHICH NEXT ADJUSTMENT DATE FALLS

                                                                                                                            % of
                                                                                    No.                                   Mortgage
                                                                                    of               Aggregate              Pool
                                Month(1)                                           Loans              Balances             Balance
------------------------------------------------------------------------      ---------------     ----------------     -------------
       .................................................................                            $                    %
       .................................................................
       .................................................................
       .................................................................
       .................................................................

      Total(2)..........................................................                            $                    100.00%
                                                                              ===============     ================     ============

--------
(1) The adjusted Mortgage Rate will be reflected in payments received by Certificateholders on the 25th day of the month following the month in which the Adjustment Date occurs.

(2) The weighted average number of months to the initial Adjustment Date is ______ months.

                           LIFETIME MORTGAGE RATE CAPS

                                                                                                                            % of
                                                                                    No.                                   Mortgage
                                                                                    of               Aggregate              Pool
                       Lifetime Mortgage Rate Cap                                  Loans              Balances             Balance
------------------------------------------------------------------------      ---------------     ----------------     -------------
    %...................................................................                          $                            .  %
       .................................................................
       .................................................................
       .................................................................
       .................................................................
       .................................................................
       .................................................................
       .................................................................
       .................................................................
       .................................................................
       .................................................................
       .................................................................
       .................................................................
       .................................................................
       .................................................................
       .................................................................
       .................................................................
       .................................................................
       .................................................................
       .................................................................

      Total.............................................................                          $                         100.00%
                                                                              ===============     ================     ============

                              YEARS OF ORIGINATION

                                                                                                                            % of
                                                                                    No.                                   Mortgage
                                                                                    of               Aggregate              Pool
                                Month(1)                                           Loans              Balances             Balance
------------------------------------------------------------------------      ---------------     ----------------     -------------
     % .................................................................                          $                            .  %
       .................................................................
       .................................................................
       .................................................................
       .................................................................

      Total.............................................................                          $                         100.00%
                                                                              ===============     ================     ============

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                                                            % of
                                                                                    No.                                   Mortgage
                                                                                    of               Aggregate              Pool
                                 States                                            Loans              Balances             Balance
------------------------------------------------------------------------      ---------------     ----------------     -------------
     % .................................................................                          $                           .  %
       .................................................................
       .................................................................
       .................................................................
       .................................................................

      Total.............................................................                          $                        100.00%
                                                                              ===============     ================     ============

     [Mortgage Loans for which the loan-to-value ratio at origination was greater than 80% either (1) will be insured as to payment default for the amount in excess of 75% of the principal balance by a Primary Mortgage Insurance Policy until the principal balance of such Mortgage Loan is reduced below 80% of the lesser of the appraised value at origination or the purchase price of the Mortgaged Property, or (2) will be covered by a [DESCRIPTION OF ALTERNATIVE].]

     Approximately ___% of the Mortgage Loans were made to refinance the related Mortgaged Properties and approximately ___% of the Mortgage Loans have been made to purchase the related Mortgaged Properties. Approximately ___% of the Mortgage Loans will be secured by Mortgaged Properties represented to the originator in the related loan application to be the primary residence of the mortgagor at the time of origination. ___% of the Mortgage Loans are secured by Mortgaged Properties which were second homes of the mortgagor at the time of origination based on representations of the Mortgagor. ___% of the Mortgage Loans were made to finance the purchase of homes represented by the mortgagor to have been acquired for investment purposes.

     At the date of issuance of the Certificates, no Mortgage Loan will be delinquent in scheduled payments of principal and interest by more than 30 days and no Mortgage Loan will have been, as of the Cut-off Date, more than 30 days delinquent in scheduled payments of principal and interest more than once in the previous year.

The Index

     [DESCRIPTION OF APPLICABLE INDEX, e.g., The Index is currently published by the FHLB on or about the last working day of each month and is designed to represent the monthly weighted average cost of funds for savings institutions in the 11th District of the Federal Home Loan Bank System (Arizona, California and Nevada) for the month prior to publication. The Index is computed by the FHLB for each month by dividing the cost of funds (interest paid during the month by 11th District savings institutions on savings, advances and other borrowings) by the average of the total amount of those funds outstanding at the end of the month and the prior month and annualizing and adjusting the result to reflect the actual number of days in the particular month. If necessary, before these calculations are made, the component figures are adjusted by the FHLB to neutralize the effect of events such as member institutions leaving the 11th District or acquiring institutions outside the 11th District. The Index has been reported each month since August 1981.]

     [The Index reflects the interest costs paid on all types of funds held by 11th District member institutions. The Index is weighted to reflect the relative amount of each type of funds held at the end of the relevant month. There are three major components of funds of 11th District institutions: (1) savings deposits, (2) FHLB advances, and (3) all other borrowings, such as reverse repurchase agreements and mortgage-backed bonds. Unlike most other interest rate measures, the Index does not necessarily reflect current market rates, since the component funds represent a variety of maturities whose costs may react in different ways to changing conditions.]

     [A number of factors affect the performance of the Index which may cause the Index to move in a manner different from indices tied to specific interest rates, such as United States Treasury Bills or LIBOR. Because of the various maturities of the liabilities upon which the Index is based, the Index may not necessarily reflect the average prevailing market interest rates on new liabilities of similar maturities. Additionally, the Index may not necessarily move in the same direction as market interest rates at all times, since as longer term deposits or borrowings mature and are renewed at prevailing market interest rates, the Index is influenced by the differential between the prior and the new rates on those deposits or borrowings. Moreover, as stated above, the Index is designed to represent the average cost of funds for 11th District savings institutions for the month prior to the month in which the Index is published. In addition, such movement of the Index, as compared to other indices tied to specific interest rates, may be affected by changes instituted by the FHLB in the method used to calculate the Index. Information Bulletins announcing the Index may be obtained by contacting the FHLB.]

     [The following table sets forth the Index published in each month (with respect to the 11th District cost of funds in the prior month) for the four most recent calendar years and for 1988.

                                            19                   19                    19                    19               19
                                    -------------------- --------------------  --------------------  --------------------  ---------
January...........................  %                    %                     %                     %                     %
February..........................
March.............................
April.............................
May...............................
June..............................
July..............................
August............................
September.........................
October...........................
November..........................
December..........................

[Master Servicer]

     _____________________ is a ________, which was founded in
_________________. At _____________ had consolidated assets of $________ billion and regulatory capital of $__________ million. As of ____________________, had executive offices in __________ and _________ savings branches located
________________.

     _____________ is subject to comprehensive regulation, examination and supervision by the [FHLBB and the FSLIC,] which regulation is intended primarily for the benefit of depositors. [Deposits at ____________ are insured by the FSLIC up to $100,000 for each insured account holder, the maximum permitted by law.]

     __________________ executive offices are located at __________ and its telephone number at that address is ____________.

Loan Portfolio.  [Description]

     Loan Transactions. ___________________ primary lending __________________
is [description]. ______________ has concentrated efforts on __________.

     The following table sets forth certain information with respect to loan originations, loan purchases and sales, and repayment experience during the periods indicated.

                                                                                                  Year Ended
                                                                                                 December 31,

                                                                        ----------------       -----------------   -----------------
                                                                                                (In Thousands)
Loans receivable at beginning of period...........................
Loans originated..................................................
Loans purchased...................................................
Loans obtained in Equitable acquisition...........................
Loans sold........................................................
Loan repayments...................................................
Other.............................................................
                                                                        ----------------       -----------------   -----------------
Net loan activity.................................................
                                                                        ----------------       -----------------   -----------------
Loan receivable at end of period..................................
                                                                        ================       =================   =================

     Loan Underwriting. has adopted written, nondiscriminatory underwriting standards for use in originating and purchasing residential mortgage loans. has represented to the Depositor that its underwriting standards are in substantial conformity with standards set up by the FNMA and the FHLMC, which conformity facilitates sales of such loans in the secondary market. A detailed loan application is obtained or reviewed to determine the borrower's ability to repay, and confirmation of the more significant information is obtained through the use of credit reports, financial statements and verifications. An appraisal of the property, conducted by an appraiser meeting the qualifications set forth in FHLBB guidelines, is required to determine the adequacy of the collateral. _____________ also requires that a survey be conducted and title insurance be obtained, insuring the priority of its mortgage lien, and, for loans with a loan-to-value ratio of 80% or more, that private mortgage insurance be obtained if available. All loan applications must be reviewed by underwriters to ensure that guidelines are met. Such guidelines are approved by _________________ Board of Directors. _____________has represented to the Depositor that each Mortgage Loan meets the credit, appraisal and underwriting standards established by and described above.

     [Approximately ____________% of the Mortgage Loans were originated under
the limited documentation program of      . has represented that each of the
Mortgage Loans originated under a limited documentation program satisfies the standards established and followed by for originating and acquiring mortgage loans under its limited documentation program. Under the program, does not evaluate the borrower's assets-to-liabilities ratio, but did verify the borrower's income and availability of funds for down payment, and relies primarily on a credit report on the borrower (which is required to be favorable) and at least one appraisal as evidence of the value of the property securing the loan. The limited documentation program was not available for loans secured by condominiums and was available only for owner-occupied primary residences. Under such program, loan-to-value ratios were limited to ___% for loans under $__________________ and to _____% for loans under $_________, except that for loans in certain locations and having certain characteristics, lower maximum loan-to-value ratios were established.

     Loan Portfolio Qualify. In accordance with the requirements of the Competitive Equality Banking Act of 1987 (the "CEBA"), the FHLBB in December 1987 adopted amendments to its classification of assets regulation. Prior to December 1987, to monitor an insured institution's asset quality the FHLBB defined certain assets of savings institutions as scheduled items and established certain operating restrictions based upon ratios relating to such assets. The regulation as amended eliminates entirely the "scheduled items" classification, but retains the existing classification categories of substandard, doubtful and loss, while altering the effects of the respective classifications with respect to valuation allowance requirements and minimum regulatory capital requirements. Specific loss reserves are no longer required for assets classified as doubtful and institutions are required to charge off or set aside loss reserves for 100% of the amount of any asset, or portion of an asset, classified as a loss. The amended regulation requires institutions to classify their own assets and to establish prudent general allowances for loan losses, subject to examiner review. Greater examiner discretion, consistent with the asset classification practices of the banking regulatory agencies, is permitted by the amended regulation. The amended regulation also requires institutions to establish loss reserves for off-balance-sheet items when loss becomes probable and estimable.

     One measure of an institution's asset quality is the level of non-performing loans in its portfolio. Non-performing loans consist of (i) non-accrual loans, (ii) loans that are 90 or more days contractually past due as to interest or principal but that are well-secured and in the process of collection or renewal in the normal course of business, and (iii) loans that have been renegotiated to provide a deferral of interest or principal because of a deterioration in the financial condition of the borrower ("restructured
loans").        generally places conventional mortgage loans on non-accrual status when more than 90 days past due. Where the underlying collateral is a "home" (as defined in the Rules and Regulations for the Federal Home Loan Bank System), the loan is placed on non-accrual status when the amount of interest receivable plus all loan balances secured by the home exceeds 90% of the appraised value of the security property, provided there is a reasonable expectation of interest collection.

     The following table sets forth information regarding the non-performing loans as of the dates indicated.

                                                                                                At December 31,
                                                                            19                      19                      19
                                                                    ----------------------  ----------------------- ----------
                                                                                                (In Thousands)
Non-accrual loans.................................................  $                       $                       $
Accruing loans 90 days or more past due...........................
Restructured loans................................................

     Loan Servicing. The following table sets forth the dollar amounts of conventional mortgage loans serviced by for itself and other lenders at the dates indicated.

                                                                                                At December 31,
                                                                            19                      19                      19
                                                                    ----------------------  ----------------------- ----------
                                                                                                (In Thousands)
Conventional mortgage loans.......................................


     Loss and Delinquency Experience. The following table sets forth the delinquency and foreclosure experience of residential conventional mortgage loans in the mortgage loan portfolio serviced by and other entities at the dates indicated.

                                                                            At December 31,
                                                   19                       19                      19                       19
                                        ------------------------ -----------------------   ----------------------  -----------------
                                          Amount    Percentage     Amount    Percentage    Amount    Percentage   Amount  Percentage
                                            of       of Total        of       of Total       of       of Total      of     of Total
                                           Loans       Loans        Loans       Loans       Loans       Loans      Loans     Loans
                                           -----       -----        -----       -----       -----       -----      -----     -----
                                                                             (Dollars in Thousands)

Conventional mortgage loans delinquent for:
60-89 days.............................    $                        $                      $                      $
90 days and over.......................
In foreclosure.........................
      Total............................    $                        $                      $                      $

     The allowance for loan losses is maintained at an amount management deems adequate to cover estimated losses. In determining the level to be maintained, management considers factors such as current economic trends in specific geographic areas, historical loss experience, borrowers' ability to repay and repayment performance and estimated collateral values, as well as considerations such as the availability of indemnifications, mortgage insurance and seller-provided recourse.

     The statistics shown above represent the loss experience for the total conventional mortgage loan portfolio (including residential and commercial loans) for each of the periods presented, whereas the aggregate loss experience on the Mortgage Loans will depend on the results obtained over the life of the Mortgage Pool.

     [With respect to Mortgage Loans which are secured by Multifamily Properties, specify (i) whether such loans provide for interest only periods and whether the principal amounts of such loans are amortized on the basis of a period of time that extends beyond the related maturity dates thereof and (ii) any materially different underwriting standards standards for such loans.]

[With respect to Multi-Class Certificates, specify the method of determining the Asset Value of each Trust Asset.]

Servicing [and Sub-Servicing]

     The Mortgage Loans will be serviced in accordance with procedures as described generally in the accompanying Prospectus under the heading "Description of the Certificates--Servicing by Unaffiliated Sellers." [____________, as Master Servicer, will enter into a Servicing Agreement with (the "Servicer") pursuant to which the Servicer will sub-service the Mortgage Loans. ___________________ acquired the Mortgage Loans from the Servicer. The Servicer has serviced the Mortgage Loans since their origination. The Servicing Agreement can be terminated without cause, but in such event or a successor master servicer would be required to pay a fee to the Servicer or sell the Servicer's interest in the Servicing Agreement in an auction proceeding upon termination. may determine to terminate the Servicer and to service the Mortgage Loans itself or through other sub-servicers who may be affiliates of
______________________ .

     [The Servicing Agreement provides for servicing compensation equal to a rate of basis points per annum on the outstanding principal balance of the Mortgage Pool. In addition, the Servicer is entitled to retain certain late payment fees, assumption fees and conversion fees related to the Mortgage Loans. The Servicing Agreement does not require the Servicer to make Advances or to pay any amount from its servicing compensation with respect to interest on Principal Prepayments on Mortgage Loans.]

     Except as described below, when any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer generally will enforce, and will cause any Servicer to enforce, any due-on-sale clause contained in the Mortgage Loan, to the extent permitted under applicable law and governmental regulations. Acceleration of Mortgage Loans as a result of enforcement of such due-on-sale provisions in connection with transfers of the related Mortgaged Properties will affect the level of prepayments on the Mortgage Loans, thereby affecting the weighted average life of the related Class A Certificates. See "Maturity and Prepayment Considerations" in the Prospectus.

     All of the Mortgage Loans include a rider to the Mortgage providing that assumption of the remaining unpaid principal balance of the Mortgage Loan will be permitted if the borrower provides information required to evaluate the creditworthiness of the proposed transferee and the transferee is determined to be creditworthy. In connection with such assumption, a reasonable fee may be charged as a condition to the loan assumption and any such fee collected in connection with a Mortgage Loan in the Subsidiary Trust Fund will be retained by ________________ [or the Servicer]. The assumption of Mortgage Loans by buyers of the related Mortgaged Properties may also affect the level of prepayments on the Mortgage Loans, thereby affecting the weighted average life of the Class A Certificates.

Insurance

     A Standard Hazard Insurance Policy will be maintained with respect to each Mortgage Loan in an amount equal to the maximum insurable value of the improvements securing such Mortgage Loan or the principal balance of such Mortgage Loan, whichever is less. See "Description of Insurance--Standard Hazard Insurance Policies" in the Prospectus. [No Mortgage Pool Insurance Policy, Special Hazard Insurance Policy or Mortgagor Bankruptcy Insurance will be maintained with respect to the Mortgage Pool, nor will any Mortgage Loan included in the Mortgage Pool be subject to FHA Insurance or a VA Guaranty.]

                         DESCRIPTION OF THE CERTIFICATES

General

     The Certificates offered hereby will be issued pursuant to the Pooling and Servicing Agreement, a form of which has been filed as an exhibit to the Registration Statement. Reference is made to the Prospectus for additional information regarding the terms and conditions of the Pooling and Servicing Agreement. The following summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the Pooling and Servicing Agreement. When particular provisions or terms used in the Pooling and Servicing Agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference.

     The Class A Certificates will be transferable and exchangeable at the
office of the Trustee located at     . No service charge will be made for any
registration of transfer or exchange of the Class A Certificates on the Certificate Register maintained by the Trustee, but the Trustee may require the payment of a sum sufficient to cover any related tax or other governmental charge. There is at present no market for the Class A Certificates and there can be no assurance that a secondary market will develop or that if it does develop, it will continue. Fluctuating market interest rates may affect the market value of the Class A Certificates.

Distributions

     Distributions of principal and interest on the Certificates will be made on the [25th] day of each month, or, if such day is not a Business Day, the next succeeding Business Day (each a "Distribution Date"), beginning _____________, to the persons in whose names the Certificates are registered at the close of business on the last day of the month preceding the month in which payment is made (the "Record Date"). Certain calculations with respect to the Certificates will be made on the [15th] day of each month, or if such day is not a Business Day, the next succeeding Business Day (the "Determination Date").

     Principal received on each Mortgage Loan will be passed through monthly as described below on the Distribution Date occurring in the month in which the Due Date occurs. Principal prepayments received during the period from the first day of any month to the last day of such month (a "Prepayment Period") will be passed through on the Distribution Date occurring in the month following receipt. When a Mortgage Loan is prepaid, in whole or in part, between scheduled payment dates, the Mortgagor pays interest on the amount prepaid only to the date of prepayment and not thereafter. [The Master Servicer is not required to pay any part of its servicing compensation to assure that distributions made to Certificateholders on the related Distribution Date include an amount equal to one full month's interest at the applicable Subsidiary Pass-Through Rate.]

     Interest received by the Subsidiary Trust Fund on each Mortgage Loan will be passed through monthly on the Distribution Date occurring in the month in which the Due Date occurs, at the Subsidiary Pass-Through Rate for such Mortgage Loan. The Pass-Through Rate with respect to each Distribution Date will equal the weighted average of the Subsidiary Pass-Through Rates for the Mortgage Loans [weighted on the basis of the principal balances thereof as of the Due Date occurring in the month prior to the month in which such Distribution Date occurs (after application of amounts due on such Due Date)]. Prior to the first Adjustment Date with respect to each Mortgage Loan that occurs after the Cut-off Date, the Subsidiary Pass-Through Rate for such Mortgage Loan
will equal the Initial Mortgage Rate less       . Thereafter, the Subsidiary
Pass-Through Rate with respect to each Mortgage Loan will equal the Index applicable to each Mortgage Loan plus basis points (the "Pass-Through Margin") subject to the limitation that the Subsidiary Pass-Through Rate shall not exceed the lesser of the Periodic Mortgage Rate Cap thereof less the Servicing Fee Rate and the Maximum Subsidiary Pass-Through Rate thereof. The Maximum Subsidiary Pass-Through Rate with respect to a Mortgage Loan shall equal the Maximum Mortgage Rate for such Mortgage Loan minus the Servicing Fee Rate. The Master Servicer will receive a servicing fee (the "Servicing Fee") as compensation for the servicing of each Mortgage Loan which is calculated monthly and equals a fixed percentage of the principal balance of the Mortgage Loan (the "Servicing Fee Rate"). [Prior to the first Adjustment Date with respect to a Mortgage Loan that occurs after the Cut-off Date, the Servicing Fee Rate will be basis points for such Mortgage Loan. Subsequent to the first Adjustment Date with respect to a Mortgage Loan that occurs after the Cut-off Date, the Servicing Fee Rate shall equal basis points. See "Description of the Mortgage Pool and the Underlying Mortgaged Properties" above and "Servicing Compensation and Payment of Expenses" below. The amount of interest on each Mortgage Loan available to be distributed on each Distribution Date may be expected to change, among other reasons, as the Mortgage Rate and the Subsidiary Pass-Through Rate vary with the Index and as the Mortgage Rate reaches the Periodic Mortgage Rate Cap and the Maximum Mortgage Rate (which will not be the same for all Mortgage Loans).

     The Master Servicer will deposit in the Certificate Account the payments and collections described in "Description of the Certificates--Payments on Mortgage Loans" in the Prospectus.

     On each Distribution Date, the amount required to be distributed to the Class A Certificateholders will equal the lesser of the Class A Distribution Amount and the Master Trust Fund Aggregate Distribution.

     The "Class A Distribution Amount" means generally, as of any Distribution Date, an amount equal to the sum of: (a) one month's interest at the Pass-Through Rate on the Class A Certificate Principal Balance as of such Distribution Date; (b) the outstanding balance of all previously due and unpaid Interest Shortfalls (as defined below) owed to the Class A Certificateholders with accrued interest thereon at the Pass-Through Rate; (c) the outstanding balance of all previously due and unpaid Principal Shortfalls (as defined below) owed to the Class A Certificateholders; (d) the Class A Percentage of each scheduled payment of principal due on the preceding Due Date on the Mortgage Loans; (e) the Class A Prepayment Percentage of any Principal Prepayments received during the related Prepayment Period on the Mortgage Loans; (f) with respect to Mortgage Loans which became Liquidated Loans during the related Prepayment Period, the Class A Percentage of the aggregate principal balance of such Mortgage Loans, net of certain related unreimbursed advances with respect thereto; (g) the Class A Percentage of any insurance proceeds received during the related Prepayment Period, net of certain related unreimbursed advances with respect thereto; and (h) with respect to Mortgage Loans purchased by the Master Servicer pursuant to the Pooling and Servicing Agreement during the related Prepayment Period, the Class A Percentage of the aggregate principal Balances of such Mortgage Loans, net of certain related unreimbursed advances with respect thereto.

     At any time when the Subordinated Amount is equal to zero, the amount calculated under clauses (a) through (h) above shall not include any amount in respect of Monthly Payments due on Mortgage Loans which were not actually received (but shall include payments from funds attributable to advances by the Master Servicer).

     The "Master Trust Fund Aggregate Distribution" shall mean, on any Distribution Date, the sum of all amounts distributed with respect to the Subsidiary Regular Interests, as described below.

     On each Distribution Date the aggregate amount required to be distributed to the holders of the Subsidiary Regular Interests is equal to the lesser of (x) the Subsidiary Trust Fund Regular Distribution and (y) the sum of (i) one month's interest at the Subsidiary Pass-Through Rate on the principal balance of each Mortgage Loan, (ii) each payment of the principal due on the related Due Date on each Mortgage Loan, (iii) any delinquent Mortgagor payment of principal and interest on such Mortgage Loan received prior to the related Determination Date, after adjustment of the interest portion of such payment to the related Subsidiary Pass-Through Rate and deduction of unreimbursed advances by the Master Servicer with respect to the preceding delinquent payment, (iv) for each Mortgage Loan which was the subject of a Principal Prepayment during the related Prepayment Period, the amount of such Principal Prepayment, (v) for each Mortgage Loan which became a Liquidated Loan during the related Prepayment Period, the principal balance of such Mortgage Loan, net of certain unreimbursed advances by the Master Servicer, (vi) with respect to any Mortgage Loan purchased by the Master Servicer pursuant to the Agreement, the principal balance of such Mortgage Loan net of certain unreimbursed advances by the Master Servicer, and (vii) amounts representing insurance proceeds with respect to a Mortgage Loan.

     The "Subsidiary Trust Fund Regular Distribution" means, generally, as of any Distribution Date, an amount equal to the amount on deposit in the Certificate Account as of the close of business on the related Determination Date except: (a) amounts received on particular Mortgage Loans as late payments or other recoveries of principal or interest (including Liquidation Proceeds, insurance proceeds, and condemnation awards) and respecting which the Master Servicer previously made an unreimbursed Advance of such amounts; (b) amounts representing reimbursement for certain losses and expenses incurred by the Master Servicer, as described in the Pooling and Servicing Agreement; (c) all amounts representing scheduled monthly payments due after the immediately preceding Due Date; (d) all Principal Prepayments (and interest thereon), Liquidation Proceeds, insurance proceeds, condemnation awards and repurchase proceeds received after the related Prepayment Period, including payments of interest representing interest accrued after the last day of the related Due Period; (e) all income from Eligible Investments held in the Certificate Account for the account of the Master Servicer; and (f) certain amounts distributable to the holder of the Subsidiary Residual Interest pursuant to the Pooling and Servicing Agreement.

     The "Class A Certificate Principal Balance" on any Distribution Date will equal the portion of the unpaid principal balance of the Mortgage Loans evidenced by the Class A Certificates as of the Cut-off Date (the "Initial Class A Certificate Principal Balance") less the sum of payments or recoveries of, or with respect to, principal of the Mortgage Loans previously distributed to the Class A Certificateholders and any Realized Losses (as defined below) including, subject to certain limitations, Special Hazard Realized Losses (as defined below) previously allocated to the Class A Certificates. The Initial Class A
Certificate Principal Balance is expected to be approximately $       . See
"--Subordination of the Class B Certificates; Shifting Interest Credit Enhancement" herein.

     The "Class B Principal Balance" on any Distribution Date will equal the Scheduled Principal Balance (as defined below) of the Mortgage Loans minus the Class A Certificate Principal Balance.

     The "Scheduled Principal Balance" of the Mortgage Loans as of the time of any determination will equal the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, after application of any scheduled principal payments due on or before the Cut-off Date, whether or not received, reduced by the principal portion of all scheduled payments of principal and interest due on or before the date of determination, whether or not received, and by all Principal Prepayments distributed to Certificateholders on or before the date of determination, and further reduced by Realized Losses (as defined below) with respect to the Mortgage Loans that have been allocated to one or more classes of Certificates on or before the date of determination.

     The "Class A Percentage" shall mean, as to any Distribution Date, the lesser of 100% and the percentage obtained by dividing the Class A Certificate Principal Balance by the Scheduled Principal Balance. The "Class A Prepayment Percentage" shall initially be 100% and shall decline thereafter as provided under "Subordination of the Class B Certificates; Shifting Interest Credit Enhancement".

     "Interest Shortfall" shall mean, as to any Distribution Date, any excess of the amount computed pursuant to clause (a) of the term "Class A Distribution Amount" over the amount of interest distributed to the Class A Certificateholders on such Distribution Date. "Principal Shortfall" shall mean, as to any Distribution Date the excess of the sum of the amounts computed pursuant to clauses (a) through (h) of the term "Class A Distribution Amount" over the amounts distributed to the Class A Certificateholders (the "Shortfall"), less the related Interest Shortfall.

     All distributions will be made by or on behalf of the Trustee to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the last Business Day of the month preceding the month in which the related Distribution Date occurs. Such distributions shall be made either (i) by check mailed to the address of each Certificateholder as it appears in the Certificate Register or (ii) to any holder of Certificates having an initial principal balance in excess of $5,000,000, by wire transfer in immediately available funds to the account of such Certificateholder specified in writing to the Trustee.

     [On the sixth day of any month or the next succeeding Business Day, the Master Servicer or the Trustee will provide upon request the Class A Certificate Principal Balance after giving effect to monthly payments due on the immediately preceding Due Date.]

Subordination of The Class B Certificates;
Shifting Interest Credit Enhancement

     The rights of the Class B Certificateholders to receive certain distributions with respect to the Mortgage Loans are subordinate to such rights of the Class A Certificateholders to the extent of the Subordinated Amount. As of each Determination Date, the Subordinated Amount will equal the Class B Principal Balance on such date, reduced by the excess, if any, of Aggregate Losses over cumulative Realized Losses borne by the Class B Certificateholders.

     Realized Losses shall not be allocated to the Class A Certificates until after such time as the allocation of such Realized Losses to the Class B Certificates has reduced the Class B Principal Balance to zero. At such time, Realized Losses shall be allocated to the Class A Certificates, pro rata among such Certificates in proportion to their outstanding Class A Certificate Principal Balances immediately prior to the relevant Distribution Date. [Notwithstanding the above, Special Hazard Realized Losses shall be allocated first to the Class B Certificates only until such time as Special Hazard Realized Losses equal the Special Hazard Subordination Amount, which will be __% of the Cut-off Date Principal Balance. Thereafter, Special Hazard Realized Losses shall be allocated to the Class A Certificates and the Class B Certificates, pro rata among such Certificates in proportion to their outstanding Principal Balances immediately prior to the relevant Distribution Date.] Any allocation of Realized Losses (or Special Hazard Realized Losses) to a Class A Certificate or a Class B Certificate on a Distribution Date shall be made by reducing the Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. [Any allocation to the Class B Certificates of a Realized Loss or a Special Hazard Realized Loss prior to reducing the Special Hazard Subordination Amount to zero shall have the effect of increasing the Class A Percentage of future payments of principal on the Mortgage Loans and thereby decreasing the Subordinate Percentage of such payments of principal.]

     "Realized Loss" is defined in the Pooling and Servicing Agreement (i) with respect to any Liquidated Loan, as the excess of the outstanding principal balance of such Liquidated Loan over the Liquidation Proceeds, if any, received in connection with such Liquidated Loan, after application of all withdrawals permitted to be made by the Master Servicer pursuant to the Pooling and Servicing Agreement, (ii) with respect to any Mortgage Loan which has become subject to a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, which valuation results from a proceeding under the United States Bankruptcy Code, as amended from time to time (11 U.S.C.) (a "Deficient Valuation"), as the excess of the outstanding principal balance of such Mortgage Loan over the principal amount as reduced in the Deficient Valuation, or (iii) with respect to any Mortgage Loan purchased by the Master Servicer or the Depositor pursuant to the Pooling and Servicing Agreement, as the excess, if any, of 100% of the principal balance of such Mortgage Loan, together with accrued and unpaid interest at the applicable Subsidiary Pass-Through Rate to the first day of the month following the month of such purchase, giving effect to the amount of any unreimbursed Advances made by the Master Servicer with respect to such Mortgage Loan, over the purchase price for such Mortgage Loan as the same may be reduced pursuant to an Opinion of Counsel to prevent such amount from being taxed to the Trust Fund as a "prohibited transaction", as defined in
Section 860F(a)(2) of the Code. Realized losses may result from, among other things, Special Hazard Realized Losses. ["Special Hazard Realized Loss" means with respect to any Mortgage Loan finally liquidated in connection with any physical damage not covered under a Standard Hazard Insurance Policy or a flood insurance policy, other than normal wear and tear or other circumstances set forth in the Pooling and Servicing Agreement an amount equal to the unpaid principal balance of the Mortgage Loan as of the date of such liquidation, together with interest at the applicable Mortgage Rate, less the applicable Servicing Fee, from the Due Date as to which interest was last paid to the Due Date next succeeding such liquidation, less the proceeds, if any, received in connection with such liquidation after application of all withdrawals from the Certificate Account by the Master Servicer permitted pursuant to the Pooling and Servicing

Agreement.]

     "Liquidated Loan" means a Mortgage Loan which, as of the close of business on the Business Day next preceding the Due Date, has been liquidated through deed in lieu of foreclosure, sale in foreclosure, trustee's sale or other realization as provided by applicable law of real property subject to the related Mortgage and any security agreements or with respect to which payment under related private mortgage insurance or hazard insurance and/or from any public or governmental authority on account of a taking or condemnation of any such property has been received.

     The protection afforded to the Class A Certificateholders will be effected by the preferential right of the Class A Certificateholders to receive the amount of principal and interest otherwise available for distribution to the Class B Certificateholders on each Distribution Date out of available funds on deposit in the distribution account for the Master Trust Fund and by distributing to the Class A Certificateholders a disproportionately greater percentage of Principal Prepayments received by the Master Trust Fund from the Certificate Account, to the extent described herein (the "Class A Prepayment Percentage"). This disproportionate distribution will have the effect of accelerating the amortization of the Class A Certificates while increasing the respective interest in the Mortgage Loan evidenced by the Class B Certificates. Increasing the respective interest of the Class B Certificates relative to that of the Class A Certificates is intended to preserve the availability of the subordination provided by the Class B Certificates.

     The Class A Prepayment Percentage for any Distribution Date occurring before or in _______________ will, except as provided below, equal 100%. The Class A Prepayment Percentage for any Distribution Date occurring subsequent to ________________ will be determined as follows: (a) for any Distribution Date occurring subsequent to _______ and before or in _________________, the Class A Prepayment Percentage will equal the Class A Percentage plus ____% of the Subordinate Percentage for such Distribution Date, except that prior to the Distribution Date next succeeding the first Distribution Date, if any, after _____________. _________________, as of which the Step-down Criteria are satisfied, the Class A Prepayment Percentage will be 100%; (b) for any Distribution Date occurring subsequent to and before or in ________________, the Class A Prepayment Percentage will equal the Class A Percentage plus ___% of the Subordinate Percentage for such Distribution Date, except that prior to the Distribution Date next succeeding the first Distribution Date, if any, after ___________________ as of which the Step-down Criteria are satisfied, the Class A Prepayment Percentage will be the Class A Prepayment Percentage in effect in ______; (c) for any Distribution Date occurring subsequent to and before or in
________________, the Class A Prepayment Percentage will equal the Class A Percentage plus ___% of the Subordinate Percentage for such Distribution Date, except that prior to the Distribution Date next succeeding the first Distribution Date, if any, after _________________________ as of which the Step-down Criteria are satisfied, the Class A Prepayment Percentage will be the Class A Prepayment Percentage in effect in _____________; (d) for any Distribution Date occurring subsequent to ______________________ and before or in _______________, the Class A Prepayment Percentage will equal the Class A Percentage plus __% of the Subordinated Percentage for such Distribution Date, except that prior to the Distribution Date next succeeding the first Distribution Date, if any, after _______________ as of which the Step-down Criteria are satisfied, the Class A Prepayment Percentage will be the Class A Prepayment Percentage in effect in ____________; and (e) for any Distribution Date occurring subsequent to , the Class A Prepayment Percentage will equal the Class A Percentage as of such Distribution Date except that prior to the Distribution Date next succeeding the first Distribution Date, if any, after _________ as of which the Step-down Criteria are satisfied, the Class A Prepayment Percentage will be the Class A Prepayment Percentage in effect in ___________. The foregoing is subject to the following: (i) if on any Distribution Date the distribution of all Principal Prepayments received in the prior month to the holders of the Class A Certificates would reduce the outstanding Class A Certificate Principal Balance below zero, the Class A Prepayment Percentage for such Distribution Date will be limited to the percentage necessary to reduce the Class A Principal Certificate Balance to zero and thereafter the Class A Percentage shall be zero; and (ii) if the Class A Percentage on any Distribution Date is greater than the initial Class A Percentage, the Class A Prepayment Percentage for such Distribution Date shall be 100%.

     The Step-down Criteria shall be met as of any Distribution Date in the 12 months commencing subsequent to February of the year specified in the table below provided that as of such Distribution Date (a) no more than one time during the preceding months have the principal balances of outstanding Mortgage Loans days or more delinquent (including loans in foreclosure and the book value of owned real estate) exceeded ____% of the Scheduled Principal Balance at such time, and (b) cumulative Advances deemed to be nonrecoverable as a percentage of the principal amount of the Class B Certificates as of the Cut-off Date (the "Subordinated Amount") do not exceed the amounts in the following table:

                                                                                             Cumulative
                                                                                          Non-Recoverable
                                                                                           Advances as a
                                                                                         Percentage of the
                                    Year                                                Subordinated Amount
-----------------------------------------------------------------------------          ----------------------
       ......................................................................
       ......................................................................
       ......................................................................
       ......................................................................
       ......................................................................

or thereafter................................................................

           The definition of "Step-down Criteria" may be amended by the Depositor and the Trustee, with prior written notice of such amendment to the Rating Agency, in a manner that will not result in the lowering or withdrawal of the then current rating of the Class A Certificates. Such amendment shall not require the consent of any Certificateholder.


[Purchase of Converted Mortgage Loans

     The Pooling and Servicing Agreement provides that _____ is obligated to purchase from the Subsidiary Trust Fund any Converted Mortgage Loan in the month following the month in which the related Mortgagor exercises the conversion option, for a price equal to the lesser of (a) 100% of the unpaid principal balance of such Mortgage Loan, and (b) the Subsidiary Trust Fund's adjusted federal income tax basis on the date such Mortgage Loan is to be purchased, in each case plus accrued interest, if any, at the applicable Subsidiary Pass-Through Rate in effect immediately prior to such conversion to the last day of the month in which such Mortgage Loan became a Converted Mortgage Loan, net of the applicable amounts due to the Master Servicer with respect to that Mortgage Loan. _____________ will be obligated to deposit the amount of the purchase price in the Certificate Account for distribution on the Distribution Date in the month following the month of such conversion.

     In the event ______________ defaults upon its obligation to repurchase any Converted Mortgage Loan, the Trustee may attempt to sell the Mortgage Loan for the price which was to be paid by the Master Servicer. A Converted Mortgage Loan will remain in the Trust as a Mortgage Loan with a fixed Mortgage Rate unless and until purchased by the Master Servicer or otherwise sold in accordance with the Pooling and Servicing Agreement. So long as ____________ serves as Master Servicer, the failure of the Master Servicer to repurchase a Converted Mortgage Loan, after notice, is an Event of Default under the Pooling and Servicing Agreement. The Trustee and a successor master servicer under the Pooling and Servicing Agreement will not have any obligation to purchase any Converted Mortgage Loan.]

Servicing Compensation and Payment of Expenses

     The Servicing Fee payable to the Master Servicer will be payable out of each interest payment on a Mortgage Loan and will be an adjustable amount equal to one month's interest (or in the case of any payment of interest which accompanies a Principal Prepayment made by the Mortgagor, interest for the number of days covered by such payment of interest) at the applicable Servicing Fee Rate on the principal balance of such Mortgage Loan. The Servicing Fee Rate is not the same for each Mortgage Loan. The Servicing Fee Rate is basis points. The Master Servicer will be permitted to retain or withdraw from the Certificate Account, in respect of each interest payment received on a Mortgage Loan, the Servicing Fee with respect to such Mortgage Loan, calculated on the basis of the same principal amount and period respecting which the interest payment is computed. In addition, _____________________ , as holder of the Subsidiary Residual Interest Certificate, will receive an amount equal to (i) with respect to each Mortgage Loan, the principal balance of such Mortgage Loan times the difference, if any, between the Mortgage Rate (net of the Servicing Fee) and the Subsidiary Pass-Through Rate, [less such amount as may be necessary to assure that the distributions made to the Subsidiary Regular Certificateholder on the related Distribution Date include an amount equal to one full month's interest at the applicable Subsidiary Pass-Through Rate], and (ii) gains, if any, arising from sale of Mortgaged Property acquired as a result of foreclosure in respect of a Mortgage Loan or arising from a repurchase pursuant to an optional termination. See "Certain Federal Income Tax Consequences" in the Prospectus. See "Description of the Certificates--Servicing Compensation and Payment of Expenses" in the Prospectus for information regarding other possible compensation to the Master Servicer.

     The Master Servicer will pay all expenses incurred in connection with its responsibilities under the Pooling and Servicing Agreement (subject to limited reimbursement as described in the Prospectus), including, without limitation, any amounts payable to the Servicer or any other sub-servicer, the fees and expenses of the Trustee and the other various items of expense enumerated in the Prospectus.

[Adjustment to Servicing Fee in Connection with Prepaid Mortgage Loans

     When a Mortgage Loan is prepaid, in whole or in part, between schedule payment dates, the Mortgagor pays interest on the amount prepaid only to the date of prepayment and not thereafter. As a result, the aggregate amount of interest which would otherwise be distributed to Certificateholders may be reduced. To mitigate this reduction in yield, the Pooling and Servicing Agreement provides that with respect to any such Principal Prepayment, the Servicing Fee otherwise payable to the Master Servicer will be reduced in such amount, if any, as may be necessary to assure that the distributions made to Certificateholders on the related Distribution Date include an amount equal to one full month's interest at the applicable Subsidiary Pass-Through Rate for such Mortgage Loan. Thus, so long as there are sufficient funds otherwise payable from the Servicing Fee on each Distribution Date, Certificateholders will always receive a full month's interest with respect to any such principal prepayments. See "Distributions" above.]

The Trustee

     _____________, a ____________________ banking association, will act as
Trustee for the Certificates pursuant to the Pooling and Servicing Agreement. The Trustee's principal executive offices are located at ___________, and its telephone number is ( )_________.

Repurchase or Substitution of Mortgage Loans

     Under certain circumstances, the Master Servicer may be required to repurchase one or more Mortgage Loans from the Subsidiary Trust Fund. Generally, the repurchase obligation arises when the documentation with respect to a Mortgage Loan is discovered to be materially defective or when a breach of a representation or warranty is discovered, which breach materially and adversely affects the interests of Certificateholders. See "Description of the Certificates-Assignment of Mortgage Loans" in the Prospectus.

     In the event of a repurchase of a Mortgage Loan, the repurchase price would be equal to the sum of the outstanding principal balance of such Mortgage Loan on the date of repurchase plus interest accrued thereon at the Subsidiary Pass-Through Rate to the first day of the month following the month in which such repurchase is effected; provided, however, that if such repurchase at the price so determined would result in net income to the Subsidiary Trust Fund or the Master Trust Fund or the Master Trust Fund that would be subject to tax as income derived from a "prohibited transaction," as defined in Section 860F(a)(2) of the Code, or would otherwise subject the Subsidiary Trust Fund or the Master Trust Fund to tax, then, notwithstanding the foregoing, the repurchase price for such Mortgage Loan shall be the maximum amount such that the repurchase would not result in such tax, as evidenced by an Opinion of Counsel, in form and substance satisfactory to the Trustee, which shall be delivered in the event of any such reduction.

     Within a period of three months, or in the case of a "defective obligation" within the meaning of Section 860(G)(a)(4)(B) of the Code, within two years from the Delivery Date of the Certificates, the Depositor or the Master Servicer may, instead of repurchasing a Mortgage Loan required to be repurchased pursuant to the Pooling and Servicing Agreement, deliver a mortgage loan (a "Replacement Mortgage Loan") in substitution for any Mortgage Loan that would otherwise have been repurchased (a "Deleted Mortgage Loan"). Generally, the repurchase obligation arises when the documentation with respect to a Mortgage Loan is discovered to be materially defective or when a breach of a representation or warranty is discovered, which breach materially and adversely affects the interests of Certificateholders. See "Description of the Certificates--Assignment of Mortgage Loans" in the Prospectus.

     To the extent that the Depositor or the Master Servicer, as the case may be, elects to deliver a Replacement Mortgage Loan for a Mortgage Loan it would otherwise be obligated to repurchase, such Replacement Mortgage Loan must, on the date of such substitution: (a) have an outstanding principal balance, after deduction of payments due in the month of substitution, not in excess of the principal balance of the Deleted Mortgage Loan; (b) have a Maximum Mortgage Rate no lower than (and not more than 1% per annum higher than) the Maximum Mortgage Rate of the Deleted Mortgage Loan; (c) have the same Index, Gross Margin, Periodic Mortgage Rate Cap and frequency of Adjustment Dates as those of the Deleted Mortgage Loan; (d) be accruing interest at a rate no lower than and have the same Payment Adjustment Date as the Payment Adjustment Date of the Deleted Mortgage Loan; (e) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (f) have a term to maturity no greater than (and not more than one year less than) that of the Deleted Mortgage Loan; and (g) comply with each representation and warranty with respect to Mortgage Loans in the Pooling and Servicing Agreement. Upon any such substitution, the Depositor or the Master Servicer, as the case may be, will deliver the Mortgage File relating to the Replacement Mortgage Loan to the Trustee and the Trustee will release the Deleted Mortgage Loan (or any property acquired in respect thereof) from the Subsidiary Trust Fund.

     For any month in which a Replacement Mortgage Loan is substituted for any Deleted Mortgage Loan, the Master Servicer will determine the amount, if any, by which the aggregate principal balance of all such Replacement Mortgage Loans as of the date of substitution is less than the aggregate principal balance of all such Deleted Mortgage Loans (after application of the scheduled principal portion of the monthly payments due in such month). The amount of any such shortage shall be deposited by the Depositor or the Master Servicer, as the case may be, from its own funds into the Certificate Account in the month of substitution, without any reimbursement therefor, and will be distributed to Certificateholders on the Distribution Date in the month following such substitution. See "Description of the Certificates--Distributions on Certificates" in the Prospectus.

Voting Rights

     At any time that any Class A Certificates or Class B Certificates are outstanding, the voting rights of a Class A Certificate or Class B Certificate are obtained by dividing the then outstanding principal balance of such Certificate by the aggregate principal balances at such time of all the Class A Certificates and Class B Certificates.

[Optional Termination

     The Pooling and Servicing Agreement provides that the holder of the Subsidiary Residual Interest Certificate, at its option, may purchase from the Subsidiary Trust Fund all Mortgage Loans remaining in the Mortgage Pool and all property acquired in respect of a Mortgage Loan, provided that the aggregate unpaid balance of the Mortgage Loans at the time of any such repurchase is less than ____% of the Cut-off Date Principal Balance. Additionally, subject to the foregoing limitation, the holder of the Class B[-2] Certificate, at its option, may purchase from the Master Trust Fund all Subsidiary Regular Interests remaining in the Master Trust Fund and all other property in such Trust Fund, provided that the Subsidiary Regular Interests at the time of any such
repurchase represent interests in less than    % of the Cut-off Date Principal
Balance of the Mortgage Loans. The purchase price for any such repurchase will be 100% of the unpaid principal balance of each Mortgage Loan or Subsidiary Regular Interest, as the case may be, together with accrued and unpaid interest with respect to each Mortgage Loan through the last day of the month of such repurchase. Any property acquired in respect of a Mortgage Loan and remaining in the applicable Trust Fund at the time such optional termination is effected will be purchased at its appraised value. Either of the above purchases would thereby effect early retirement of the Class A Certificates.]

                       YIELD AND PREPAYMENT CONSIDERATIONS

Yield Considerations

     The effective yield to holders of the Class A Certificates will depend upon, among other things, the price at which the Class A Certificates are purchased and the amount and rate at which principal, including both scheduled and unscheduled payments thereof, is paid to Class A Certificateholders.

     The rate of principal payments on the Class A Certificates, the aggregate amount of each monthly interest payment on the Class A Certificates and the yield to maturity of the Class A Certificates will be directly related to the rate of payments of principal on the Mortgage Loans. Principal payments on the Mortgage Loans may be in the form of scheduled principal payments or prepayments (for this purpose, the term "prepayment" includes payments resulting from optional prepayments by the Mortgagors, refinancings, liquidation of the Mortgage Loans due to defaults, casualties, condemnations or the like and repurchases by the Depositor or the Master Servicer, as the case may be). Any such prepayments will result in distributions to Certificateholders of amounts which would otherwise be distributed over the remaining term of the Mortgage Loans. In general, the prepayment rate may be influenced by a number of economic, geographic, social and other factors, including general economic conditions and homeowner mobility. Other factors affecting prepayment of mortgage loans include changes in Mortgagors' housing needs, job transfers, unemployment, Mortgagors' net equity in the mortgaged properties and servicing decisions.

     The Mortgage Loans may be prepaid by the Mortgagors at any time without payment of any prepayment fee or penalty. As described herein under "Description of the Certificates--Subordination of the Class B Certificates; Shifting Interest Credit Enhancement", all or a disproportionately large percentage of principal prepayments on the Mortgage Loans will be distributed to the holders of the Class A Certificates during at least the first fourteen years after the Cut-off Date. In general, defaults on Mortgage Loans are expected to occur with greater frequency in their early years, although little data is available with respect to the rate of default on adjustable rate Mortgage loans. Increases in the monthly payments on the Mortgage Loans in excess of those assumed in underwriting such Mortgage Loans may result in a default rate higher than that on conventional mortgage loans with fixed mortgage rates. Prepayments, liquidations and purchases of the Mortgage Loans will result in distributions to Certificateholders of amounts which would otherwise be distributed over the remaining terms of the Mortgage Loans. Since the rate of payment of principal on the Mortgage Loans will depend on future events and a variety of factors (as described more fully herein and in the Prospectus under "Yield Considerations" and "Maturity and Prepayment Considerations"), no assurance can be given as to such rate or the rate of principal prepayments.

     [Mortgage Loans that are expected to constitute approximately    % of the
initial aggregate principal balance of the Mortgage Loans as of the Cut-off Date will provide that the Mortgagor may, during a specified period of time, convert the adjustable rate of the related Mortgage Loan to a fixed rate. The conversion option may be exercised during periods of rising interest rates as Mortgagors attempt to limit their risk of higher rates. If Mortgagors were to exercise their conversion rights in such an interest rate environment, a purchase of the Mortgage Loan by the Master Servicer would have the same effect on Certificateholders as a prepayment at a time when prepayments generally would not be expected. The availability of fixed rate mortgage loans at competitive interest rates during periods of falling interest rates may also encourage Mortgagors to exercise the conversion option. The convertible ARM loan is a relatively new type of mortgage loan, so there can be no certainty as to the rate at which conversions will take place or as to the rate of prepayments in stable or changing interest rate environments. The Master Servicer is obligated to purchase Converted Mortgage Loans. Consequently, the exercise of the conversion option by Mortgagors will generally result in prepayment of principal with respect to the Mortgage Pool.]

     [The rate at which Mortgagors exercise their conversion rights and the resulting purchase of Converted Mortgage Loans by the Master Servicer will affect the rate of payment of principal, and hence the effective yield on the Class A Certificates. The purchase price paid will be passed through to the Certificateholders as principal in the month following the month of such purchase. The effective yield on the Class A Certificates also will be affected by the failure of the Master Servicer to purchase Converted Mortgage Loans and the resulting retention of fixed rate Mortgage Loans in the Mortgage Pool. See "Description of the Certificates--Purchase of Converted Mortgage Loans" herein.]

     The timing of changes in the rate of prepayments on the Mortgage Loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments experienced over time is consistent with an investor's expectations. In general, the earlier a prepayment of principal on the Mortgage Loans, the greater will be the effect on the investor's yield to maturity. As a result, the effect on an investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Certificates would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

     All of the Mortgage Loans comprising the Mortgage Pool are adjustable rate mortgage loans. The yield to maturity of the Class A Certificates will be affected by the Mortgage Rates on the Mortgage Loans as they adjust from time to time. The Depositor is not aware of any publicly available statistics relating to the principal prepayment experience of adjustable rate mortgage loans over an extended period of time, and the Depositor's experience with respect to adjustable rate mortgage loans is insufficient to draw any conclusions with respect to the expected prepayment rates on the Mortgage Loans comprising the Mortgage Pool. The rate of payments (including prepayments) on adjustable rate mortgage loans has fluctuated in recent years. As is the case with conventional fixed-rate mortgage loans, adjustable rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing mortgage rates fell significantly below the then current Mortgage Rates on the Mortgage Loans or significantly below the Maximum Mortgage Rates on the Mortgage Loans, the rate of prepayment would be expected to increase due to the availability of fixed-rate mortgage loans at competitive interest rates, which may encourage Mortgagors to refinance the Mortgage Loans in order to obtain a lower fixed interest rate. Conversely, if prevailing mortgage rates rose significantly above the then current Mortgage Rates on the Mortgage Loans, the rate of prepayment on the Mortgage Loans would be expected to decrease.

     [The Mortgage Rates on the Mortgage Loans will adjust [semi-annually] (although not on the same Adjustment Dates) and such semi-annual increases and decreases in the Mortgage Rates on the Mortgage Loans will be limited by the Periodic Mortgage Rate Cap and Maximum Mortgage Rates applicable to the Mortgage Loans. In addition, such Mortgage Rates will be based on the Index (which may not rise and fall consistently with interest rates on other types of adjustable rate residential mortgage loans) plus the Gross Margin for the Mortgage Loans (which may be different from then current margins on residential mortgage loans). As a result, the Mortgage Rates on the Mortgage Loans at any time may not equal the prevailing rates for similar adjustable rate mortgage loans, and the rate of prepayment may be lower or higher than would otherwise be anticipated. See "Yield Considerations" and "Maturity and Prepayment Considerations" in the Prospectus.]

     In addition, if on any Distribution Date, after taking into account any Advances, amounts otherwise distributable to the Subsidiary Residual Certificateholder and permitted withdrawals from the Certificate Account, there are not sufficient funds to pay the principal and interest on the Class A Certificates, the amount of the resulting shortfall, and in the case of interest shortfalls, interest at the applicable Pass-Through Rate, will be added to the amount the Class A Certificateholders are entitled to receive on the next Distribution Date. See "Description of the Certificates--Distributions" herein. If any shortfalls occur, the weighted average life of the Class A Certificates will be increased over that which would result had such shortfalls not occurred.

     The after-tax yield to Certificateholders may be affected by lags between the time interest income accrues to the Certificateholders and the time the related income is received. See "Certain Federal Income Tax Consequences" herein and in the Prospectus.

     The effective yield to the holders of Class A Certificates will be lower than the yield otherwise produced by the Pass-Through Rate and purchase price because monthly interest will not be payable to such holders until the 25th day (or if such day is not a Business Day, then on the next succeeding Business Day) of the month following the month in which interest accrues on the Mortgage Loans.

Weighted Average Lives of the Certificates

     Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security to the date of distribution to the investor of the last dollar distributed in reduction of principal of such security (assuming no losses). The weighted average life of the Certificates will be influenced by, among other things, the rate at which principal of the Mortgage Loans is paid, which may be in the form of scheduled amortization, prepayments or liquidations.

     Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement, the standard prepayment assumption ("SPA"), represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of new mortgage loans. A prepayment assumption of 100% SPA assumes constant prepayment rates of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month and in each month thereafter during the life of the mortgage loans, 100% SPA assumes a constant prepayment rate of 6% per annum each month. As used in the table below, "0% SPA" assumes prepayment rates equal to 0% of SPA (no prepayments). Correspondingly, "250% SPA" assumes prepayment rates equal to 250% of SPA, and so forth. SPA does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans.

     The assumed final Distribution Date with respect to the Certificates is
[   ], which is the Distribution Date immediately following the latest scheduled maturity date for any Mortgage Loan. The actual final Distribution Date with respect to the Certificates will likely occur significantly earlier than, and could occur later than, its assumed final Distribution Date.

     The following tables have been prepared on the basis of the following assumed characteristics of the Mortgage Loans: [insert assumptions]

     The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in constructing the following tables, which are hypothetical in nature and are provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Mortgage Loans will prepay at a constant level of SPA until maturity or that all of the Mortgage Loans will prepay at the same level of SPA. Moreover, the diverse remaining terms to maturity of the Mortgage Loans could produce slower or faster principal distributions than indicated in the table at the various constant percentages of SPA specified, even if the weighted average remaining term to maturity of the Mortgage Loans is as assumed. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans, or actual prepayment or loss experience, will affect the percentage of initial Certificate Principal Balance of each Class of Certificates outstanding over time and the weighted average life of each such Class of Certificates.

     Subject to the foregoing discussion and assumptions, the following tables indicate the weighted average life of each such Class of Certificates, and sets forth the percentages of the initial Certificate Principal Balance [or Notional Amount, as applicable,] of each such Class of Certificates that would be outstanding after each of the dates shown at various percentages of SPA.

                               [insert DEC tables]

     The Depositor makes no representation that the Mortgage Loans will prepay in the manner or at any of the rates assumed in the tables set forth above. Each prospective investor must make its own decision as to the appropriate prepayment assumption to be used in deciding whether or not to purchase the Certificates.

                    [CERTAIN FEDERAL INCOME TAX CONSEQUENCES]

                   [tax discussion to be added, as applicable]

                                LEGAL INVESTMENT

     The Class A Certificates will constitute, for so long as they are rated as described below, "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 (the "Enhancement Act"), and, as such, will be legal investments for certain entities to the extent provided in the Enhancement Act. Such investments, however, will be subject to general regulatory considerations governing investment practices under state and federal law. Institutions whose investment activities are subject to review by certain regulatory authorities may be, or may become, subject to restrictions, which may be retroactively imposed by such regulatory authorities, on the investment by such institutions in certain mortgage-related securities. Investors should consult their own legal advisors to determine whether, and to what extent, the Class A Certificates may be purchased by such investors. See "Legal Investment" in the Prospectus.

                                     RATING

     It is a condition to the issuance of the Certificates that the Class A Certificates be rated at least " _____________ " by _____________. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. A security rating does not address the frequency of prepayments or the possibility that Certificateholders might suffer a lower than anticipated yield. A security rating also does not represent any assessment of the yield to maturity that investors may experience.

     [The ratings of Moody's on mortgage pass-through Certificates address the likelihood of the receipt by certificateholders of all distributions on the underlying mortgage loans. Moody's rating opinions address the structural, legal, issuer and tax-related aspects associated with the Certificates, including the nature of the underlying mortgage loans. Moody's ratings on pass-through Certificates do not represent any assessment of the likelihood of principal prepayments by Mortgagors (including, in the case of the Class A Certificates, prepayments resulting from the repurchase of Converted Mortgage Loans) or of the degree to which such payments might differ from that originally anticipated. Moody's rating of the Class A Certificates will not represent any assessment of the Master Servicer's ability to repurchase Converted Mortgage Loans. The rating does not address the possibility that Certificateholders might suffer a lower than anticipated yield.]

                              ERISA CONSIDERATIONS

     [A fiduciary of any employee benefit plan and certain other retirement plans and arrangements (including individual retirement accounts, and annuities, Keogh plans, and collective investment funds in which such funds, accounts, annuities or arrangements are invested) that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code should carefully review with legal advisors whether the purchase or holding of Certificates could give rise to a transaction that is prohibited or not otherwise permissible either under ERISA or the Code. See "ERISA Considerations" in the Prospectus.]

                              PLAN OF DISTRIBUTION

     [The Master Servicer has agreed, pursuant to the Purchase Agreement dated (the "Purchase Agreement"), to pay the Depositor a fee of $__ in connection with the exchange of the Certificates and the residual interest in the Subsidiary REMIC for the Mortgage Loans. The Depositor will sell the Certificates and such residual interest to the Master Servicer in exchange for the Mortgage Loans subject to the terms and conditions set forth in the Purchase Agreement. Pursuant to the Purchase Agreement, the Depositor or its affiliates have certain preferential rights in connection with resales of the Class A Certificates.]

     [ _____________________ may be deemed, by virtue of the exchange, to be an "Underwriter" within the meaning of the Securities Act of 1933, as amended (the "Securities Act") in connection with reoffers and sales by _____________ of the
Class A Certificates. Until    , such reoffers and sales by Master Servicer will
be made pursuant to this Prospectus Supplement and the Prospectus, as amended and supplemented as of the date of such reoffering. After such date, this Prospectus Supplement and

Prospectus may not be used in connection with such reoffers and sales. The Depositor has been advised by that such reoffers and sales may be made by _______________ from time to time in negotiated transactions or otherwise at varying prices determined at the time of sale, and may be made to or through one or more Underwriters, agents or dealers, including, without limitation, the Depositor or one of its affiliates, who may receive compensation in the form of underwriting discounts, concessions or commissions.]

     [The Purchase Agreement provides that ____________ will indemnify the Depositor and its affiliates against certain liabilities, including liabilities under the Securities Act, or contribute to payments the Depositor and its affiliates, as the case may be required to make in respect thereof.]

     [The Depositor has entered into an Underwriting Agreement with [several Underwriters, for whom] Credit Suisse First Boston Corporation, an affiliate of the Depositor[, is acting as Representative.] The [Underwriter[s] named below [[has] [have severally] agreed to purchase from the Depositor the [entire] [following respective] principal amounts[s] of the Class A Certificates:

                                                                         Class A-1                Class A-2
                          Underwriter                                  Certificates             Certificates             Total
---------------------------------------------------------------    ---------------------  -------------------------  ---------------
Credit Suisse First Boston Corporation.........................    $                      $                          $
           Total...............................................    $                      $                          $             ]

     [The Underwriting Agreement provides that the obligations of the Underwriter[s] [is] [are] subject to certain conditions precedent, and that the Underwriter[s] will be obligated to purchase the entire principal amount of the Class A Certificates if any are purchased.]

     The Underwriter[s] [[has] [have] advised the Depositor that the Underwriter[s] propose[s] to offer the Class A Certificates from time to time for sale in one or more negotiated transactions or otherwise at prices to be determined at the time of sale. The Underwriter[s] may effect such transactions by selling the Class A Certificates to or through dealers and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter[s] and any purchasers of the Class A Certificates for whom they may act as agent.

     The Underwriter[s] and any dealers that participate with the Underwriter[s] in the distribution of the Certificates may be deemed to be underwriters, and any discounts or commissions received by them and any profit on the resale of Class A Certificates by them may be deemed to be underwriting discounts or commissions, under the Securities Act.

     [The Depositor has agreed to indemnify the Underwriter[s] against certain liabilities, including liabilities under the Securities Act or to contribute to payments the Underwriter[s] may be required to make in respect thereof.]

     [If and to the extent required by applicable law or regulation, this Prospectus Supplement and the Prospectus will also be used by the Underwriter after the completion of the offering in connection with offers and sales related to market-making transactions in the Certificates offered hereby in which the Underwriter acts as principal. The Underwriter may also act as agent in such transactions. Sales will be made at negotiated prices determined at the time of sale.]

                                 LEGAL MATTERS

     The legality of the Certificates will be passed upon for the Depositor and for the Underwriter[s] by ____________. The material federal income tax consequences of the Class A Certificates will be passed upon for the Depositor by ____________.

                                 USE OF PROCEEDS

     [The Certificates are being initially sold and delivered by the Depositor to _____________ in exchange for the Mortgage Loans to be deposited by the Depositor in the Subsidiary Trust Fund. Other than its fee in connection with such exchange the Depositor will receive no other proceeds from the sale of the Certificates. ______________ may subsequently sell the Certificates in one or more transactions. It is expected that ____________ will use the proceeds of such sale for general corporate purposes. See "Plan of Distribution" herein.]

           [The Depositor will apply the net proceeds of the offering of the Class A Certificates towards the simultaneous purchase of the Mortgage Loans underlying the Certificates. Certain of the Mortgage Loans will be acquired in privately negotiated transactions by the Depositor from one or more affiliates.]

                                 INDEX OF TERMS

                                                               Page on which
                                                      Term is defined in the
Term                                                   Prospectus Supplement
----------------------------------------------------------------------------
Adjustment Date.......................................
Advances..............................................
[Aggregate Losses.....................................
[Business Day.........................................
CEBA..................................................
Certificates..........................................
[Certificate Account..................................
[Class A Certificateholders...........................
Class A Certificates..................................
Class A Certificate Principal Balance.................
Class A Distribution Amount...........................
Class A Prepayment Percentage.........................
Class A Percentage....................................
Class B Certificates..................................
Class B Principal Balance.............................
Class B-1 Percentage..................................
Class B-2 Percentage..................................
Commission............................................
Deficient Valuation...................................
Deleted Mortgage Loan.................................
Depositor.............................................
Determination Date....................................
Distribution Date.....................................
Due Date..............................................
[Eligible Investments.................................
Enhancement Act.......................................
ERISA.................................................
Exchange Act..........................................
FHLB..................................................
Gross Margin..........................................
Index.................................................
Initial Class A Certificate Principal Balance.........
Initial Mortgage Rate.................................
Interest Shortfalls...................................
[Interest Weighted Class of Certificates..............
Liquidated Loan.......................................
Master REMIC..........................................
Master Servicer.......................................
Master Trust Fund.....................................
Master Trust Fund Aggregate Distribution..............
Maximum Mortgage Rate.................................
Maximum Subsidiary Pass-Through Rate..................
Mortgage Loans........................................
Mortgage Note.........................................
Mortgage Pool.........................................
Mortgaged Properties..................................

Mortgage Rate.........................................
[Mortgage Rate Caps...................................
[Mortgagor............................................
Pass-Through Margin...................................
Periodic Mortgage Rate Cap............................
Pooling and Servicing Agreement.......................
Prepayment Period.....................................
Principal Prepayments.................................
Principal Shortfall...................................
[Principal Weighted Class of Certificates.............
Purchase Agreement....................................
[Rate Adjustment Date.................................
Realized Loss.........................................
Record Date...........................................
Regular Certificates..................................
REMIC.................................................
Replacement Mortgage Loan.............................
Scheduled Principal Balance...........................
Servicer..............................................
Servicing Fee.........................................
Servicing Fee Rate....................................
Single Certificate....................................
[Standard Hazard Insurance Policy.....................
[Special Hazard Realized Losses.......................
[Step-down Criteria...................................
Subordinate Percentage................................
[Subsidiary Trust Fund................................
Subsidiary Trust Fund Regular Distribution............
Subsidiary REMIC......................................
Subordinate Amount....................................
Subordinate Percentage................................
[Subsidiary Pass-Through Rate.........................
Subsidiary Regular Interests..........................
Subsidiary REMIC......................................
Subsidiary Residual Interest..........................
[Subsidiary Trust Fund................................
[Trust Asset..........................................
Trustee...............................................
[Underwriting Agreement...............................

     No dealer, salesman or other person has been authorized to give any information or to make any representation not contained in this Prospectus Supplement or the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Depositor or the Underwriters. This Prospectus Supplement and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                                TABLE OF CONTENTS

                              PROSPECTUS SUPPLEMENT

Available Information...............................................
Reports to Certificateholders.......................................
Summary of Terms....................................................
Risk Factors........................................................
Description of the Mortgage Pool and
  the Underlying Mortgaged Properties...............................
Types of Mortgaged Properties.......................................
Current Loan Amounts................................................
Loan-to-Value Ratios at Origination.................................
Current Mortgage Rates..............................................
Mortgage Loan Gross Margins.........................................
Month in which next Adjustment Date Falls...........................
Lifetime Mortgage Rate Caps.........................................
Years of Origination................................................
Geographical Distribution of Mortgaged Properties...................
Description of the Certificates.....................................
Yield and Prepayment Considerations.................................
Legal Investment....................................................
Rating..............................................................
ERISA Considerations................................................
Plan of Distribution................................................
Legal Matters.......................................................
Use of Proceeds.....................................................
Index of Terms......................................................

                                   PROSPECTUS

Prospectus Supplement...............................................
Additional Information..............................................
Incorporation of Certain Information by Reference...................
Summary of Terms....................................................
Risk Factors........................................................
The Trust Fund......................................................
The Depositor.......................................................
Use of Proceeds.....................................................
Yield Considerations................................................
Maturity and Prepayment Considerations..............................
Description of the Certificates.....................................
Credit Support......................................................
Description of Insurance............................................
Certain Legal Aspects of the Mortgage
   Loans and Contracts..............................................
Certain Federal Income Tax Consequences.............................
ERISA Considerations................................................
Legal Investment....................................................
Plan of Distribution................................................
Legal Matters.......................................................
Index of Terms......................................................

                                  Asset Backed
                             Securities Corporation
                                    Depositor

                                  $___________
                           _________ Conduit Mortgage
                           Pass-Through Certificates,
                                  Series 199 -_



                                   PROSPECTUS

                     Credit Suisse First Boston Corporation